                                                                   Exhibit 10.16
                                                                  EXECUTION COPY

                         DEVELOPMENT, COMMERCIALIZATION

                             AND MARKETING AGREEMENT

                                     BETWEEN

                              ALTUS BIOLOGICS INC.

                                       AND

                              DR. FALK PHARMA GMBH

                                DECEMBER 23, 2002

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

             DEVELOPMENT, COMMERCIALIZATION AND MARKETING AGREEMENT

      This Development, Commercialization and Marketing Agreement ("Agreement") dated as of December 23, 2002, by and between Altus Biologics Inc., a Delaware corporation, with its principal office at 625 Putnam Avenue, Cambridge, MA 02139 ("ALTUS"), and Dr. Falk Pharma GmbH, a German corporation, with its principal office at Leinenweberstra(beta)e 5, 79041 Freiburg Germany ("FALK"). ALTUS and FALK are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                    RECITALS

      1. ALTUS has developed a certain pharmaceutical compound known as TheraCLEC(TM)-Total (defined below) and has certain intellectual property rights and development capabilities related thereto.

      2. FALK has development, marketing, distribution and sales capabilities in many countries in the Territory (defined below).

      3. ALTUS and FALK wish to use their respective capabilities to conduct development of TheraCLEC-Total in a collaborative fashion so that the resources and expertise of each is put to good use.

      4. By combining the development experience and expertise of both FALK and ALTUS, the Parties wish to expedite the regulatory approval of TheraCLEC-Total as a significant new therapeutic in the Territory.

      5. ALTUS wishes to grant to FALK, and FALK wishes to obtain, a license under ALTUS' intellectual property rights with respect to TheraCLEC-Total to permit FALK to participate in collaborative TheraCLEC-Total product development and market TheraCLEC-Total in the Field in the Territory under the terms and conditions set forth below.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound hereby, do hereby agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

      The following capitalized terms, whether used in the singular or the plural, shall have the following meanings as used in this Agreement unless otherwise specifically indicated:

      1.1 "AFFILIATE" shall mean any corporation, firm, limited liability company, partnership or other entity, which directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. For the purposes of this Section 1.1, "control" means ownership, directly or through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the entity, in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a party controls or has the right to control the direction of the management or policies of an entity, whether through the ownership of voting securities, by contract or

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

otherwise. For the avoidance of doubt, the Parties agree that a company is deemed to be under "common control with" another company if the two companies are owned or controlled by the same group of individuals.

      1.2 "ALTUS BACKGROUND TECHNOLOGY" shall mean any inventions (whether patentable or not) and Know-How owned or controlled by ALTUS prior to the Effective Date.

      1.3 "ALTUS DEVELOPMENT COSTS" shall have the meaning set forth in Exhibit C to this Agreement.

      1.4 "BASE PATENTS" shall have the meaning set forth in Section 1.29.

      1.5 "CGMP" shall mean the regulatory requirements for current good manufacturing practices promulgated (1) under the Common Technical Document for the Registration of Pharmaceuticals for Human Use (ICH CTD) Guidelines and the ICH Good Manufacturing Practice Guide, as the same may be amended from time to time, and (2) by the United States Food and Drug Administration ("FDA") under the U.S. Food, Drug and Cosmetic Act ("FD&C Act") and the regulations promulgated thereunder, particularly 21 C.F.R. Section 210 et seq., and 21 C.F.R. Section 211 at seq., respectively, and related guidance documents, as the same may be amended from time to time.

      1.6 "CLINICAL SUPPLIES" shall mean supplies of the Licensed Product, manufactured, packaged and labeled in such form and strength as agreed by the Parties, and ready to be used for the conduct of human clinical trials of the Licensed Product in the Field by the Parties.

      1.7 "COMBINED PHASE III CLINICAL TRIAL" shall mean an international Phase III clinical trial as set forth in 21 C.F.R. Section 312.21 et seq. which is performed consistent with the ICH Guidelines and the guidelines of the United States Food and Drug Administration ("FDA") and the EMEA.

      1.8 "COMMERCIALLY REASONABLE AND DILIGENT EFFORTS" shall mean with respect to development and commercialization, a Party's use of commercially reasonable efforts and resources for a company of its size consistent with (i) the exercise of prudent scientific and business judgment for a lead product of its type and
(ii) such Party's efforts with respect to other lead products in its product pipeline, and in each case taking into consideration the impact of such efforts and resources on the development and commercialization of the Licensed Product in the Territory as a whole.

      1.9 "CONTROLLED" with respect to the Licensed Product Patents or the Licensed Product Know-how shall mean the ability of a Party to grant a license or sublicense to such Licensed Product Patents or Licensed Product Know-how as provided for herein without violating the terms of any agreement or other arrangement with any Third Party existing and in effect at the time such Party would be required hereunder to grant the other Party such license or sublicense.

      1.10 "COVER" (including variations such as "Covered", "Covering" and the like) shall mean that the manufacture, use, sale, offer for sale, or importation of a particular product would infringe an issued or pending claim of a patent or patent application (if that claim were to issue in a patent) in the absence of rights under such patent, as determined on a country-by-country basis.

      1.11 "DISTRIBUTOR" shall mean a Third Party that purchases the Licensed Product from FALK or its Affiliates at a price that is - on a country-by-country-basis - less than or equal to [****] of the IMS-Price in the country in which the Licensed Product shall be sold to end-user customers.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

      1.12 "DRUG APPROVAL APPLICATION" shall mean an application for Regulatory Approval required for commercial sale or use of the Licensed Product as a drug in the Field in the Territory.

      1.13 "EFFECTIVE DATE" shall mean the date first written above.

      1.14 "EMEA" means the European Medicines Evaluation Agency.

      1.15 "EUROPEAN DEVELOPMENT AND COMMERCIALIZATION PLAN" shall mean the plan for development and commercialization of the Licensed Product as set forth in
Section 2.2, as may be amended from time to time.

      1.16 "FALK BACKGROUND TECHNOLOGY" shall mean any inventions (whether patentable or not) and Know-How owned or controlled by FALK prior to the Effective Date.

      1.17 "FALK DEVELOPMENT COSTS" shall have the meaning set forth in Exhibit C to this Agreement.

      1.18 "FALK MARKETING COSTS" shall have the meaning set forth in Exhibit C to this Agreement.

      1.19 "FIELD" shall mean the treatment of symptoms (e.g. malabsorption or pain) directly caused by exocrine pancreatic insufficiency.

      1.20 "FIRST COMMERCIAL SALE" shall mean the first sale of the Licensed Product in any particular country in the Territory by FALK for use by the general public after all required marketing and pricing approval has been granted by the governing authorities of that country or, if no such approval is required, the date of first commercial sale of the Licensed Product in such country.

      1.21 "GERMAN EX-FACTORY PRICE" shall mean the [****] sales price (ex-factory in Germany) at which the Licensed Product is sold by FALK or its Affiliates to any non-Affiliated Third Party in Germany.

      1.22 "ICH GUIDELINES" means the finalized published guidelines of the International Conference on Harmonization of Technical Requirements for the Registration of Pharmaceuticals for Human Use.

      1.23 "IMS PRICE" shall mean the price - [************************] - at which the Licensed Product is sold to wholesalers in a country in the Territory as evidenced in the Intercontinental Medical Statistics ("IMS") for such country.

      1.24 "INVENTION" shall mean any invention (whether or not patentable) or Know-how made after the Effective Date during the course of, in furtherance of, and as a direct result of the activities of the Parties hereunder. An "Invention" may be made by employees of ALTUS solely or jointly with a Third Party, by employees of FALK solely or jointly with a Third Party, or jointly by employees of ALTUS and FALK with or without a Third Party.

      1.25 "KNOW-HOW" shall mean all proprietary information, trade secrets, techniques, data (including Confidential Information as defined in Article 10 below), discoveries, formulae, materials, practices, methods, knowledge, know-how, processes, experience, test data (including pharmacological,

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

toxicological and clinical information and test data), analytical and quality control data, marketing, pricing, distribution, cost and sales data or descriptions.

      1.26 "THIRD PARTY LICENSED II" shall mean any patents; know-how and other intellectual property licensed to ALTUS by a Third Party as of the Effective Date, the practice of which is necessary to make, use or sell Licensed Product in the Field in the Territory, including the intellectual property licensed to ALTUS by [*********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************], in connection with the development of certain enzyme materials and the manufacturing of pharmaceutical products known as TheraCLECTotal(TM) (as defined below).

      1.27 "LICENSED PRODUCT" shall mean any pharmaceutical form, dosage, strength, or formulation of TheraCLEC-Total purchased from ALTUS.

      1.28 "LICENSED PRODUCT KNOW-HOW" shall mean Know-how which: (a) is Controlled by ALTUS as of the Effective Date or hereafter during the Term of this Agreement, and (b) is necessary to manufacture, commercialize, market, sell and distribute the Licensed Product in the Territory.

      1.29 "LICENSED PRODUCT PATENTS" shall mean any and all patents and patent applications, together with any extensions (including supplementary protection certificates), registrations, reissues, continuations, divisions, continuations-in-part, re-examinations, substitutions or renewals thereof, and any patent issuing for any of the foregoing, owned or Controlled by ALTUS as of the Effective Date or at any time during the Term of the Agreement that contain one or more claims Covering a Licensed Product in the Field in the Territory. The Licensed Product Patents as of the Effective Date (hereinafter, the "Base Patents") are set forth on Exhibit A attached hereto and incorporated herein.

      1.30 "MAJOR EUROPEAN COUNTRIES" shall mean [*****************************
*******************************************************************].

      1.31 "NET SALES" means the amount of gross invoiced sales of [************
********************************************************************************
*****************************************], less the following amounts to the extent included as part of the gross invoiced sales of the Licensed Product sold by FALK or its Affiliates (regardless of whether separately stated on the sales invoice):

            (a) any value added taxes ("VAT") charged to the purchaser and [*****************************************************************];

            (b) bad debt [*****************] by FALK with respect to uncollected and uncollectable invoiced amounts that have been written off by FALK in accordance with its general accounting policies and German Generally Accepted Accounting Principles ("GAAP") consistently applied; provided that such amounts shall not be deducted to the extent they exceed [**************] of the gross invoiced sales of the Licensed Product in the Field in the Territory in the aggregate on a quarterly basis;

            (c) trade, quantity, cash and any government-mandated discounts [**************] and taken, including without limitation, those granted on account of billing errors, rejected and damaged goods and recall returns, and ordinary and customary bona fide customer rebates to the extent such

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

discounts and rebates are consistent with industry practice, but not to the extent such discounts and rebates could reasonably be attributable to marketing expenses;

            (d) [*******************] for returns (including allowances actually given for spoiled, damaged, out-dated, rejected, or returned product sold, withdrawals and recalls); and

            (e) charges for shipping charges, insurance, freight, and other transportation costs [************************] of the Licensed Product.

In determining the amounts to be deducted under (e) above, FALK shall be entitled to deduct up to [******************] of its gross invoiced sales of Licensed Product for each quarter during the first three calendar quarters of a given year as a reasonable approximation of the amounts to be deducted under (e) above; provided that at the end of the fourth calendar quarter FALK shall be required to make up any difference or short-fall between the amounts actually deducted by FALK under (e) above during the first three calendar quarters, and the amount actually allowed to be deducted for the year, which allowed amount shall be calculated [**********************************************************
*******************************************************************************
***************************************************]. Any shortfall due and owing shall be paid by FALK as part of the payment due for the last calendar quarter each year. With respect to sales of Licensed Products sold by FALK (or any of its Affiliates) to a FALK Affiliate prior to resale to a non-Affiliated Third Party, the "Net Sales" attributable to such product shall be determined by [**************************************************************************
*******************************************************************************
***************].

      1.32 "PARTY" shall mean FALK or ALTUS, and, when used in the plural, shall mean both of them.

      1.33 "PHASE I CLINICAL TRIAL" shall have the meaning set forth in 21 C.F.R. Section 312.21 et seq.

      1.34 "PHASE II CLINICAL TRIAL" shall have the meaning set forth in 21 C.F.R. Section 312.21 et seq.

      1.35 "PHASE III ENABLING CLINICAL TRIAL" shall mean a Phase I or Phase II Clinical Trial which has generated sufficient data to commence Combined Phase III Clinical Trials.

      1.36 "PHASE IV STUDIES" shall mean any post-Regulatory Approval after-market studies required to be performed by any Regulatory Authority in connection with the commercialization of the Licensed Product.

      1.37 "REGULATORY APPROVAL" shall mean any approvals (including pricing and reimbursement approvals), licenses, registrations or authorizations of any national or international or local regulatory agency, department, bureau or other governmental entity necessary for the manufacture and sale of the Licensed Product in the Field in the Territory.

      1.38 "REGULATORY AUTHORITY" shall mean any local, national or international regulatory agency, department, bureau or other governmental authority whose approval is required prior to commercializing the Licensed Product in the Field in the Territory or any individual country therein.

      1.39 "STEERING COMMITTEE" shall mean that body established pursuant to
Section 3.1 below.

      1.40 "TERRITORY" shall mean the countries listed on Appendix 1 hereto.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

      1.41 "THERACLEC-TOTAL" shall mean commercial formulations of that product currently known as TheraCLEC-Total consisting of the [***************************], as disclosed in IND Application No. [*****] filed with the United States Food and Drug ("FDA") Administration on May 28, 2002.

      1.42 "THIRD PARTY" shall mean any entity other than ALTUS or FALK.

      1.43 "VALID CLAIM" shall mean an issued claim, or a pending claim that is being prosecuted in good faith, of any Licensed Product Patent, that has not been withdrawn, cancelled, disclaimed, abandoned, or held invalid, unpatentable or unenforceable by a tribunal of competent jurisdiction in a final decision (i) which is unappealable or (ii) from which all appeals have been exhausted. If a Valid Claim is the subject of a final decision holding it not invalid, unpatentable or unenforceable, the scope of the Valid Claim shall be interpreted so as to reflect the construction placed upon it in the final decision.

                                   ARTICLE 2.
                           SCOPE OF THE COLLABORATION

      2.1 GLOBAL GOALS. The Parties agree, pursuant and subject to the terms of this Agreement, to further develop the Licensed Product in the Field in the Territory, with the goal of obtaining Regulatory Approval for the Licensed Product as soon as reasonably practicable for commercial marketing and sale in the Field in the Territory.

      2.2 EUROPEAN DEVELOPMENT AND COMMERCIALIZATION PLAN. The overall strategy for the development, commercialization and marketing of the License Product in the Field in the Territory shall be set forth in a written plan (hereinafter, the "European Development and Commercialization Plan"). The European Development and Commercialization Plan shall include a Development Plan (to be provided by ALTUS in accordance with Section 4.3 below) and a Commercialization Plan (to be provided by FALK in accordance with Section 5.3 below). The European Development and Commercialization Plan will be reviewed periodically by the Steering Committee and shall be discussed at Steering Committee meetings. Notwithstanding the foregoing, in the event any provision set forth in the European Development and Commercialization Plan conflicts with or is inconsistent with a provision of this Agreement, the provisions of this Agreement shall control.

                                   ARTICLE 3.
                         MANAGEMENT OF THE COLLABORATION

      3.1 ESTABLISHMENT OF STEERING COMMITTEE. The Parties hereby establish a Steering Committee for coordinating the development, commercialization, and marketing of the Licensed Product in the Field in the Territory. The Steering Committee will be composed of [*******] representatives of each Party, who shall be appointed (and may be replaced at any time) by such Party on written notice to the other Party in accordance with this Agreement. Such representatives shall include individuals within the senior management of each Party with expertise and responsibilities in the areas of clinical development, process sciences, manufacturing, regulatory affairs or product development and marketing, as applicable to the stage of development or commercialization of the Licensed Product. One of the three representatives for each Party shall be designated as that Party's General Manager. Although the members of the Steering Committee can and should change as the life cycle of the Licensed Product changes, the Parties will endeavor to keep the General Managers consistent for each Party throughout the collaboration to maintain continuity in the collaboration. The initial Steering Committee members, including the General Manager, from each Party are listed on Exhibit D attached hereto to the extent identified therein. Any member of the Steering Committee may designate a substitute to attend and perform the functions of that member at any meeting of the Steering Committee. The Steering

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

Committee will meet at least [****] each year (face-to-face) during the Term of this Agreement, or at any frequency agreed by the Steering Committee. In any event, the Steering Committee will meet [************] after the execution of this Agreement or as soon as practicable as mutually agreed by the Parties. Each representative on the Steering Committee will have one vote in decisions submitted to the Steering Committee. Unless otherwise specifically set forth in this Agreement, all issues to be resolved by the Steering Committee shall be resolved by the affirmative vote of [**********************] on the Steering Committee (or such representative's designee). ALTUS shall also notify FALK of and shall use [************************************] to accommodate requests by
FALK to participate in [*******************************************************
*********************].

      3.2 RESPONSIBILITIES OF STEERING COMMITTEE. The Steering Committee shall, subject to the provisions set forth in Article 4 and Article 5 hereinafter and the dispute resolution procedures of Article 16, be the primary vehicle for interaction between the Parties with respect to the development, commercialization, and marketing of the Licensed Product in the Field in the Territory. In particular, the Steering Committee shall perform the following functions consistent with its objective of managing an effective and efficient Combined Phase III Clinical Trial that satisfies the development, regulatory and commercialization requirements of North America and the Territory and leverages the clinical development activities in both territories:

                  (i) exchange of information and facilitation of cooperation and coordination between the Parties as they exercise their respective rights and meet their respective obligations under this Agreement;

                  (ii) manage, review and monitor execution of the European Development and Commercialization Plan;

                  (iii) review, prepare and recommend changes to the European Development and Commercialization Plan;

                  (iv) facilitate coordination of information flow, consistent with the EU privacy directive, with respect to regulatory approvals from the appropriate regulatory authorities in the Territory; and ensuring compliance in all material respects with all applicable laws, regulations, and all other requirements of applicable good laboratory practices;

                  (v) establish, monitor, review and modify all development time lines to be adhered to by the Parties for all Phase III and Phase IV clinical development and Regulatory Approval activities in the Territory;

                  (vi) approve all contracts, agreements, commitments and undertakings with Third Parties regarding Phase III and Phase IV clinical development activities in the Territory where the committed expenditures exceed a threshold amount to be determined by the Steering Committee;

                  (vii) facilitate coordination of information flow with respect to the Combined Phase III Clinical Trials and Phase IV Studies (if any) between the EU and North America;

                  (viii) facilitate coordination of supply of Clinical Supplies for EU activities;

                  (ix) [**********] relating to material business, scientific, clinical, medical, regulatory or management issues arising out of this Agreement in accordance with Section 16.1; and

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                  (x) perform such other functions as appropriate to further the purposes of this Agreement, as determined by the mutual agreement of the Parties.

      3.3 STEERING COMMITTEE PROCEDURES. The representatives of the Steering Committee shall designate a Chairperson who will serve as such. The Chairperson shall send notices (not less than [*************] in advance of such meetings) and agendas for all regular Steering Committee meetings to all Steering Committee members. The location of regularly scheduled Steering Committee meetings shall alternate among the offices of the Parties, unless otherwise agreed. Meetings may be held telephonically, but each member shall attend at least *** meeting in person each year. The Party hosting any Steering Committee meeting shall appoint one person (who need not be a member of the Steering Committee) to attend the meeting and record the minutes of the meeting. Such minutes shall be circulated to the Parties promptly following the meeting for review, comment and distribution.

      3.4 PRODUCTION REQUIREMENTS REPORTS. FALK shall be responsible for preparing and delivering to the Steering Committee and ALTUS an [**********] Licensed Product production requirement report, which report shall be updated [********************]. Such report shall be provided to the Steering Committee and ALTUS within [*************] of the end of each [***************]
(beginning with the [*************] following the Phase III Enabling Clinical Trial for the Licensed Product) and shall include the forecasted requirements for Clinical Supplies, Licensed Product placebo and commercial supplies for the subsequent [*****************] period.

      3.5 DISPUTE RESOLUTION. Except as hereinafter provided, all issues that come before the Steering Committee that require action, approval or resolution and for which the Steering Committee is unable to reach agreement by a vote of a majority of the representatives of the Steering Committee shall be resolved in accordance with Article 16.

                                   ARTICLE 4.
                                   DEVELOPMENT

      4.1 DEVELOPMENT EFFORTS. ALTUS shall be responsible for and shall use Commercially Reasonable and Diligent Efforts to develop the Licensed Product in the Field in the Territory in accordance with the terms of this Agreement. ALTUS shall commit such of its resources as may be necessary to perform its obligations as set forth herein or in the Development Plan (as defined below) and shall use personnel with such skills and experiences as are designed to accomplish efficiently and expeditiously the objectives of the development of the Licensed Product as set forth herein or in the Development Plan and each update thereof in good scientific manner and in compliance in all material respects with all applicable laws, regulations, and all other requirements of applicable good laboratory practices. In connection with the performance by ALTUS of its obligations hereunder, ALTUS shall maintain and utilize such scientific staff, laboratories, offices and other facilities as are reasonably designed for such purposes. FALK shall use Commercially Reasonable and Diligent Efforts to perform those activities it is obligated to perform with respect to the clinical development of the Licensed Product as are set forth in this Agreement or that have been assigned to FALK, with FALK's approval, by the Steering Committee, and shall commit such of its resources as may be necessary to perform such obligations and shall use personnel with such skills and experiences as are designed to efficiently and expeditiously satisfy such obligations. Each Party shall cooperate with and use Commercially Reasonable and Diligent Efforts to support the other Party in the conduct of such development efforts.

      4.2 DEVELOPMENT RESPONSIBILITIES. All decisions regarding the Combined Phase III Clinical Trial in the Territory in the Field, including but not limited to formulation of overall development plans, making overall decisions regarding the design of all clinical trials in the Territory, management of clinical team activity, and management of regulatory activity shall be made through the Steering Committee,

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

subject to the dispute resolution mechanism set forth in Section 16.1 below. Prior to the Combined Phase III Clinical Trial, ALTUS shall keep the Steering Committee informed of the progress of the clinical development, including development plans, time lines and process development work, and will discuss with the Steering Committee developments and decisions that ALTUS anticipates will have a significant impact on the Combined Phase III Clinical Trial and/or Regulatory Approvals in the Territory.

      4.3 DEVELOPMENT PLAN. Attached hereto as Exhibit B is a copy of the development plan (hereinafter the "Development Plan") for the development of Licensed Product in the Field in the Territory. From time to time, ALTUS shall submit to the Steering Committee an updated Development Plan as appropriate, but at least [******]. The Development Plan (and any updates thereto) shall become part of and be incorporated into the European Development and Commercialized Plan and shall be reviewed and discussed at the Steering Committee meetings.

      4.4 CLINICAL TRIALS. The Steering Committee shall have responsibility for and control over management of clinical trials for the Licensed Product in the Field in the Territory and all decisions regarding such trials shall be made jointly through the Steering Committee, subject to the dispute resolution mechanism set forth in Section 16.1 below. The Parties may use one or more Third Parties to assist in the performance of such clinical trials. All clinical data and reports related to clinical trials for the Licensed Product shall be jointly owned by the Parties and each Party shall have access to, and copies of; all such data and reports related to clinical trials for the Licensed Product in the Field in the Territory, and each Party may use such data in accordance with the terms of this Agreement without [********************] to the other Party. Each Party shall treat such data and reports as Confidential Information of the other Party, and neither Party shall disclose or use such data or reports for any purpose other than performing its obligations under this Agreement or as otherwise expressly authorized in writing by the Steering Committee. All data, database information and safety reports from such clinical trials shall be centralized and held at ALTUS or by a Third Party selected by ALTUS and agreed to by FALK, provided, however, that FALK shall be entitled to obtain and keep copies of such information and reports. If a Party itself obtains data from a clinical trial hereunder, it shall promptly transfer all of the clean, final data for such trial to ALTUS or to such Third Party, as the case may be. The Steering Committee shall coordinate the transfers of any such data. All Phase I Clinical Trials, Phase II Clinical Trials, and Combined Phase III Clinical Trials for the Licensed Product in the Field in the Territory shall be performed in compliance with and conformity to both FDA and EMEA requirements and to ICH Guidelines. At the completion of each Phase I Clinical Trial, Phase II Clinical Trial and Combined Phase III Clinical Trial, ALTUS shall prepare a written report, substantially in the form reasonably expected to be submitted to the FDA, the EMEA or other applicable Regulatory Authority, summarizing the results of such clinical trial, and containing an analysis of the clinical significance of such results, which reports shall be submitted to FALK and the Steering Committee as soon as is reasonably practicable after completion of the relevant clinical trial. Such reports shall be referred to herein as the "Phase I Report," the "Phase II Report," and the "Phase III Report," respectively.

      4.5 DRUG APPROVAL APPLICATIONS.

            (a) FALK shall be responsible for and shall use Commercially Reasonable and Diligent Efforts in filing all Drug Approval Applications and seeking Regulatory Approvals for the Licensed Product in the Territory in the Field; provided that ALTUS shall assist FALK in preparing and filing such Drug Approval Applications and seeking such Regulatory Approvals. FALK shall pay [*** ******] associated with the preparation, filing, prosecution, meetings, communications, and review by regulatory agencies of such Drug Approval Applications and Regulatory Approvals (including the activities set forth in Section 4.5). The Regulatory Approvals for the Licensed Product in the Territory shall be prosecuted and obtained in the name of FALK; provided that any such Regulatory Approvals shall be obtained in the joint name of FALK and ALTUS if permitted under applicable rules and

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

regulations, and provided further that ALTUS shall be permitted to cross-reference such Drug Approval Applications and Regulatory Approvals that are in FALK's name. In the event that the laws or regulations in a country in the Territory do not allow the Licensed Product to be registered solely in the name of FALK, FALK shall register the Licensed Product at its discretion (i) [************************************************ *******] or (ii)
[***************************************************]. Prior to submitting any
Drug Approval Application, FALK shall discuss with the Steering Committee the scope and general content of such Drug Approval Application. The Steering Committee may review and comment on all Drug Approval Applications, and such comments will be [********] by FALK to the [****************]. All Drug Approval Applications to be filed by or on behalf of FALK for the Licensed Product in the Territory must be approved by ALTUS in advance in writing. Regulatory documents or copies thereof for each filing shall be centralized and held at the offices of ALTUS, provided, however, that FALK shall be entitled to obtain and keep copies of originals of any such documents but only for the uses specifically set forth in this Agreement. Each Party will immediately notify the other Party of any material developments relating to the clinical development of the Licensed Product, including, without limitation, any material comments or concerns raised by any Regulatory Authority.

            (b) Each Party agrees to provide to the other Party a copy of any documents or reports relating to the Licensed Product that are filed with any regulatory authority in the Territory under this Agreement, including any Drug Approval Applications. All such documents and reports shall be centralized and held at ALTUS or by a Third Party selected by ALTUS and agreed to by FALK, provided however, that FALK shall be entitled to obtain and keep copies of any such documents and records. The Steering Committee shall coordinate the transfers of any such documents or reports.

      4.6 REGULATORY MEETINGS AND COMMUNICATIONS. FALK shall be responsible for conducting all meetings and discussions and routine telephone communications with the EMEA or other Regulatory Authority, related to clinical studies, Drug Approval Applications and Regulatory Approvals for the Licensed Product in the Field in the Territory; provided that FALK shall use Commercially Reasonable and Diligent Efforts to conduct such meetings and discussions to facilitate the Regulatory Approval of the Licensed Product in the Field in the Territory. ALTUS shall assist FALK in these efforts. FALK will keep ALTUS and the Steering Committee apprised of all material communications with such regulatory authorities, and ALTUS or its designee shall be entitled to attend all meetings with Regulatory Authorities. FALK shall [*****************] with respect to the conduct of any inspections by any Regulatory Authority of FALK's site and facilities related to the Licensed Product, and each Party shall be given the opportunity to attend such site inspection and the summary, or wrap up, meeting related to the Licensed Product with such regulatory authority at the conclusion of such site inspection. To the extent either Party receives written or material oral communication from any regulatory authority relating to the Licensed Product in the Field in the Territory, the Party receiving such communication shall notify the other Party and provide a copy of any written communication as soon as reasonably practicable.

      4.7 TRANSFER OF MATERIALS. During the development of the Licensed Product, each Party may transfer certain of its proprietary materials to the other Party. Each Party agrees that it will use such materials of the other Party only for the purposes of this Agreement, and will not transfer such materials to any non-Affiliated Third Party without the prior written consent of the other Party hereunder. Except as expressly provided in this Agreement, the transfer of any such proprietary materials by one Party to another shall not be deemed to be a [***************] in the proprietary material. All right, title and interest in and to all such proprietary materials (and any patent rights relating thereto) shall remain in the Party transferring such materials.

      4.8 DEVELOPMENT COSTS. All ALTUS Development Costs (as defined in Exhibit
C) shall be paid directly by [*****]. ALTUS shall send to FALK a [**********] for all FALK Development Costs

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

(as defined in Exhibit C) incurred by ALTUS for such month in connection with development work performed pursuant to this Agreement. FALK shall [********] ALTUS for all such FALK Development Costs within [*********] of receipt of the [*******] by FALK; provided, however, that FALK shall be entitled to pay its share of costs related to clinical trials in the Field in the Territory which have been contracted directly by FALK directly to the relevant CRO (Contract Research Organisation). Each Party shall keep complete and accurate books and records pertaining to the Development Costs, which books and records shall be retained until [***********] after the end of the period to which such books and records pertain. Each Party shall have the right, at its expense, to have an [*********************** **************] the books and records of the other
Party relating to the Development Costs, PROVIDED, HOWEVER, that neither Party shall conduct more than one such [******************].

      4.9 4.9 Safety Data Base. The Parties will, as soon as practical, organize a serious adverse event data base (the "SAE Data Base"). ALTUS and FALK shall jointly own the SAE Data Base and all data contained therein, and the data from the SAE Data Base shall be made available to both Parties.

                                   ARTICLE 5.
                COMMERCIALIZATION AND MARKETING IN THE TERRITORY

      5.1 COMMERCIALIZATION AND MARKETING EFFORTS. FALK shall use Commercially Reasonable and Diligent Efforts to commercialize and market the Licensed Product in the Field in the Territory in accordance with the terms of this Agreement, and ALTUS shall cooperate with and use Commercially Reasonable and Diligent Efforts to support FALK in FALK's conduct of such commercialization and marketing efforts. During the term of this Agreement and with respect to sales of Licensed Product in Germany, FALK shall [*******************************************].

      5.2 COMMERCIALIZATION AND MARKETING RESPONSIBILITIES. FALK shall have responsibility and control over the commercialization and marketing of the Licensed Product in the Field in the Territory, including but not limited to designing and implementing all product launch, promotion, marketing and sales activities, handling the packaging and shipment of all commercial product, booking sales, handling all returns, handling all aspects of order processing, invoicing, collection, and receivables, collection of data for purposes of satisfying applicable regulatory requirements, collection of data of sales to hospitals and other end users, distribution, inventory, and warehousing. FALK will discuss with the Steering Committee any [********] commercialization and marketing issues as may be appropriate. Notwithstanding anything in this Agreement or the European Development and Commercialization Plan to the contrary, FALK shall have [****************************************************
******] under this Agreement. In particular, FALK may [************************************ *********************************] within the Territory if [**********************] that the commercialization in such country might [*****************] the commercialization of the Licensed Product in the Territory as a whole; provided that FALK shall inform the Steering Committee of any such decision and the reasons therefor.

      5.3 COMMERCIALIZATION PLAN. Within a reasonable period of time after a Phase III Enabling Clinical Trial with respect to the Licensed Product in the Field in the Territory, FALK shall submit to the Steering Committee a detailed [*********] (the "Commercialization Plan") for the commercialization of the Licensed Product in the Field in the Territory. The Commercialization Plan shall include proposed [*****************] arrangements relating to sales of the Licensed Product. FALK shall submit to the Steering Committee an annual updated Commercialization Plan on the first anniversary of the First Commercial Sale of the Licensed Product and each [*********] thereafter. The Commercialization Plan (and each update thereto) shall become part of and be incorporated into the European Development and Commercialization Plan and shall be reviewed and discussed at the Steering Committee meetings. [********************************] after completion of a Phase III Enabling Clinical Trial for Licensed

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

Product in the Field in the Territory, FALK will enter into an agreement with a Third Party contractor covering the packaging of the Licensed Product. FALK shall also have identified a second source reasonably capable of packaging the Licensed Product in the event such Third Party contractor is unable to do so.

      5.4 COMMERCIALIZATION COSTS. Except as otherwise provided herein, all FALK Marketing Costs shall be paid for [***************], all as more fully provided in Exhibit C.

      5.5 PRODUCT TRADEMARKS. It is the intent of the Parties that one or more product trademark(s) other than TheraCLEC, TheraCLEC-Total, or such other trademark to be used in connection with sales of the Licensed Product in the United States, shall be developed for use on and in connection with the Licensed Product in the Territory (each, a "Product Trademark"). FALK shall have the [**********************] for developing and promoting the Product Trademark(s), subject to the prior review and written approval of ALTUS and the Steering Committee, which approval by ALTUS shall [*******************************] and shall be required solely for the purpose of ensuring that the mark(s) proposed by FALK for use as the Product Trademark(s) are not confusingly similar to TheraCLEC, TheraCLEC-Total, or such other trademark as is intended to be used in connection with sales of the Licensed Product in the United States. If it is determined that it is not possible to register or otherwise use one or more of the Product Trademark(s) in any country within the Territory, then the Parties shall agree on an appropriate trademark to use in each such country. FALK shall own the Product Trademark(s), and shall be responsible for procurement and maintenance of trademark registrations for such trademark(s) in connection with sales of the Licensed Product in the Field in the Territory. If FALK elects not to procure or maintain a trademark registration for any such trademark(s) in connection with the Licensed Product in a country of the Territory, it shall so inform ALTUS in writing in a reasonable time before any action is due thereon. ALTUS shall then have the right but not the obligation to procure and maintain such trademark(s) in such country at FALK's expense. The cost of filing, prosecution and maintenance for the Product Trademark(s) shall be paid by FALK during the term of this Agreement.

      5.6 MARKETING MATERIALS AND PACKAGING. The Licensed Product marketed and sold in each country in the Territory pursuant to this Agreement shall be marketed and sold under the particular Product Trademark applicable to sales of the Licensed Product in such country, and the packaging used for the Licensed Product shall identify ALTUS as the licensor of such product using the ALTUS trademark and logo (collectively, the "ALTUS Mark"). ALTUS shall have [***************] right to control the use of the ALTUS Mark in connection with sales of the Licensed Product. FALK's use of the ALTUS Mark shall be in strict compliance with the uses of the ALTUS Mark set forth in the most recent version of the ALTUS Style Guide, a copy of which (together with any subsequent revisions thereto) shall be furnished by ALTUS to FALK. From time to time, as reasonably requested by ALTUS, FALK shall submit to ALTUS for ALTUS' review copies of marketing materials, packaging, instruction booklets, printed materials, advertisements, and any other documents containing the ALTUS Mark, together with an English language translation thereof, if requested by ALTUS. In the event ALTUS objects to FALK's use of the ALTUS Mark, ALTUS shall so notify FALK in writing, and FALK shall cease using the ALTUS Mark or change its use of the ALTUS Mark to the satisfaction of ALTUS as soon as practicable. FALK agrees that ALTUS shall be identified as licensor on all packaging and printed literature and advertisements for Licensed Product sold by FALK or its distributors, subject to legal and commercial requirements on a country-by-country basis and in a manner in accordance with such legal and commercial requirements. The packaging and printed literature and advertisements for the Licensed Product shall indicate that the Licensed Product is an innovation of ALTUS and that such product is distributed under a license granted by ALTUS. The packaging shall also contain the patent numbers of any Licensed Product Patents where such marking is required or provided for under applicable law. Such marking shall further conform to the laws and practices of the jurisdiction in which the Licensed Product is manufactured, sold and/or delivered. FALK shall make copies of all marketing and promotional

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

materials for the Licensed Product available to ALTUS for filing with the appropriate regulatory authorities, as required under applicable law.

                                   ARTICLE 6.
                                  FALK PAYMENTS

      6.1 FUNDING SUPPORT FOR DEVELOPMENT COSTS. Subject to the other terms and conditions of this Agreement, and as consideration for the development work and the development license rights granted to FALK by ALTUS under this Agreement, FALK shall pay to ALTUS the following non-refundable, non-cancellable, and non-creditable amounts upon the first occurrence of such event with respect to the Licensed Product, which payments shall be required to be paid in order for FALK to maintain its development license in the Territory:

                           Event                                 Payment
(a)       [*************************************].             [*********](1)

(b)       [**************************************              [*********](1)
          **************************************
          **************************************
          *****************].

(c)       [*****************************************           [*********]
          ****************************************].

(d)       [*****************************************           [*********]
          ****************************************].

(e)       [*****************************************           [*********]
          ****************************************].

(f)       [*****************************************           [*********]
          *****************************************
          ************************************].

(g)       [****************************************            [*********]
          *****************************************
          *****************************************
          *****************************************
          *****************************************
          ***********************].

(h)       [****************************************            [*********]
          *****************************************
          *****************************************
          *****************************************
          *****************************************
          ***********************].

----------
(1)   [************************************************************************
      *************************************************************************
      *************************************************************************
      *************************************************************************
      *************************************************************************
      *************************************************************************
      *************].

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

For purposes of the payments set forth in Section 6.l(c)-(f) above, [********************************************************************] shall be deemed to be [**********] when ALTUS has delivered to FALK the [****************************], or the [*************], respectively, as the case may be.

      6.2 Subject to the other terms and conditions of this Agreement, and as consideration for the commercial license rights granted to FALK by ALTUS under this Agreement, FALK shall pay to ALTUS the following nonrefundable, non-cancellable, and non-creditable amounts upon the first occurrence of the Licensed Product to reach such event, which payments shall be required to be paid in order for FALK to maintain its commercial license in the Territory:

(a)      [****************************************           [*********]
         *****************************************
         *****************************************
         *****************************************
         *****************************************
         ***********************].

(b)      [****************************************           [*********]
         *****************************************
         *****************************************
         *****************************************
         *****************************************
         ***********************].

      6.3 The payments set forth in Section 6.1(c)-(h) and Section 6.2(a)-(b) shall be paid by FALK to ALTUS within [**********] days after the applicable [*****************************]; provided, however that unless otherwise agreed to by the Parties, any past due amounts shall bear interest at the rate that is the lesser of (i) the [******************************************************]
as reported by Datastream (or a successor or similar organization) from time to time, plus, at ALTUS' option, an additional [**************], or (ii) the highest rate permitted by applicable law, in each case calculated on the number of days such a payment is overdue.

      6.4 ROYALTIES.

            (a) ROYALTY.

                  (i) As consideration for the license rights granted to FALK by ALTUS under this Agreement, FALK shall pay to ALTUS a royalty on Net Sales of the Licensed Product sold by FALK (or its Affiliates) at the following [********] royalty rate (which rate [********] according to the total amount of FALK's [************] Deemed Net Sales (defined below) invoiced since the Effective Date):

[**********] Deemed Net Sales euros
        ("(euro)") (in millions)                    [*********]
             [*******]                                [****]
             [*******]                                [****]
             [*******]                                [****]
             [*******]                                [****]
             [*******]                                [****]
             [*******]                                [****]
             [*******]                                [****]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

By way of example, if FALK's [*******] Deemed Net Sales of the Licensed Product since the Effective Date equal [***********], the total royalty owed by FALK would equal [*********], as set forth below.

                                   [**********] Deemed Net
 Example:                        Sales of (euro) 499 million
[*******]                        [*******************]
[*******]                        [*******************]
[*******]                        [*******************]
[*******]                        [*******************]
[*******]                        [*******************]
[*******]                          [***************]

                  (ii) For purposes of this Section 6.4(a), FALK's "[*********] Deemed Net Sales" as of the end of a particular calendar quarter shall be determined as follows:

                        (1)   If less than [********************] of FALK's
                              gross invoiced sales for the calendar quarter are attributable to sales to Distributors, FALK's "[********] Deemed Net Sales" as of the end of that calendar quarter shall equal: (a) [************************************************
                              *************************************************]
                              ; and

                        (2)   If [********************] or more of FALK's gross
                              invoiced sales for the calendar quarter are
                              attributable to sales to Distributors (such gross invoiced sales to Distributors in excess of such [*******] hereinafter referred to as "Excess Distributor Sales"), FALK's "[*********] Deemed Net Sales" as of the end of that calendar quarter shall equal: (a) [********************
                              *************************************************
                              *************************************************
                              *************************************************
                              *************************************************
                              *************************************************
                              ***************************************].

                  In the event that during the term of this Agreement there is a material change in the outline conditions in the Territory as they relate to the question whether a Third Party should be considered a [*********] for the purpose of this Agreement, the Parties undertake to renegotiate in good faith and to adjust the definition in Section 1.11 above in order to reflect such change in the outline conditions from the situation prevailing at the signing hereof.

                  (iii) FALK shall pay royalties with respect to sales of the Licensed Product on a country by country basis until the later of (i) the date of expiration of the last to expire Valid Claim of a Base Patent Covering the Licensed Product in such country, and (ii) [*************] from the First Commercial Sale of the Licensed Product in such country.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

            (b) ROYALTY PAYMENT DATES. Royalties paid by FALK pursuant to
Section 6.3(a) shall be paid by FALK within thirty (30) days after the end of each calendar quarter in which Net Sales are made. All such payments shall be accompanied by a statement showing the source of such revenues, including the Net Sales of the Licensed Product in each country, a calculation of the Cumulative Deemed Net Sales as of the end of that quarter, and a calculation of the amount of payment due for each such jurisdiction. In the event royalties are not paid within the time period set forth in this Section 6.3(b), unless otherwise agreed to by the Parties, such royalties shall bear interest at the rate that is the lesser of (i) the average one-month European Interbank Offered Rate ("EURIBOR") as reported by Datastream (or a successor or similar organization) from time to time, plus, at ALTOS' option, an additional [**************], or (ii) the highest rate permitted by applicable law, in each case calculated on the number of days such a payment is overdue.

            (c) ACCOUNTING. All payments due to ALTUS by FALK and royalties owed to ALTUS shall be paid in euros. Whenever payment for the Licensed Product is received by FALK in a foreign currency other than euros, for the purpose of calculating royalties on FALK's Net Sales, conversion from such foreign currency into euros shall be made on the last day of each calendar quarter at the applicable rate of conversion on that date as retrieved from the Reuters System (or any other source agreed upon in writing by the parties) for the applicable calendar quarter.

            (d) TAXES. All sums due to ALTUS under this Agreement shall be paid in full, subject to deduction for withholding taxes, charges and other duties levied on account of such payment that may be imposed in the Territory save insofar as ALTUS shall be capable of obtaining a credit therefore. The Parties agree to co-operate in all respects necessary to take advantage of such double taxation agreements as may be available. It is the understanding of FALK, after consultation with its tax advisors based on current law, that payments to ALTUS hereunder can be made, subject to the fulfillment of applicable formal requirements, without the requirement of taxes to be withheld, although FALK provides no warranty or assurance of such result. In the event that taxing authorities assert a contrary result, the parties will cooperate in appropriate proceedings to challenge such assertion. If FALK is required to deduct or withhold it will (i) promptly notify ALTUS of such requirement, (ii) pay to the relevant authorities the full amount to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against ALTUS and (iii) send proof of payment to ALTUS by transmitting an official receipt (or certified copy), or other documentation reasonably acceptable to ALTUS and obtainable by FALK evidencing such payments to such authorities. Any such required tax, charges and other duties actually paid on ALTUS' behalf shall be deducted from the sums due to ALTUS under this Agreement.

      6.5 VALUE OF RIGHTS. ALTUS and FALK understand and acknowledge that the value of each of the rights granted by this Agreement might fluctuate while this Agreement is in effect. Notwithstanding any such fluctuation, ALTUS and FALK have agreed to allocate the value of these rights in the manner represented by the royalties and other payments contemplated hereunder and intend such allocation to be binding and unchanging.

                                   ARTICLE 7.
                            MANUFACTURING AND SUPPLY

      7.1 SUPPLY OF THE LICENSED PRODUCT.

            (a) CLINICAL SUPPLIES. ALTUS shall provide or cause to be provided all Clinical Supplies of the Licensed Product for the completion of human clinical trials for the Licensed Product in the Field in the Territory. ALTUS may enter into one or more "manufacturing and supply agreement(s)"

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

with Third Party contract manufacturer(s) for such Clinical Supplies. The cost of Clinical Supplies [*********************************************************
***************************].

            (b) COMMERCIAL SUPPLIES. ALTUS shall be responsible for establishing and shall use Commercially Reasonable and Diligent Efforts to establish a commercial manufacturing process for, and making available, commercial supplies of the Licensed Product at the scale and in the amounts required to [*************] for the Licensed Product in the Field in the Territory. FALK shall have the [**************] its requirements for commercial supplies of the Licensed Product from ALTUS. If FALK takes advantage of such [********], the purchase price shall be equal to [****] of the German Ex-Factory Price for the Licensed Product; provided, however, that if ALTUS' aggregate fully-burdened manufacturing costs for such Licensed Product exceeds [*****] of the German Ex-Factory Price, [************************************************************
*******************************************************************************
*******************************************************************************
*******]. ALTUS shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of evidencing its fully burdened manufacturing costs as a basis for the purchase price to be paid by FALK for Licensed Product. Such books and records shall be kept at ALTUS' principal place of business. FALK or its authorized independent accountant shall have the right to [************] of such books and records of ALTUS that are necessary to report on the purchase price for the commercial supplies of the Licensed Product for the period or periods requested by FALK and the correctness of any purchase price payment made by FALK to ALTUS. With regard to further details of such [*****], the provisions in Section 13.4 hereinafter shall apply mutatis mutandis. As soon as practicable after completion of a Phase III Enabling Clinical Trial for the Licensed Product, ALTUS will enter into a manufacturing and supply agreement with a Third Party contract manufacturer(s) covering the manufacture, supply and quality control with respect to the Licensed Product. ALTUS shall also ensure that [****************] for the manufacture and supply of the Licensed Product. FALK will be responsible for paying [***********************************************************************
***********************]. The terms of the supply of commercial supplies by ALTUS, in particular regarding all packaging, handling, shipping, delivery, insurance, tariffs, taxes and the like pertaining to delivery of the Licensed Product to FALK, will be governed by a "Supply and Distribution Agreement" to be negotiated and entered into between the Parties, which agreement shall include customary indemnification provisions relating to the quality of the manufactured product and shall have terms consistent with this Agreement.

                                   ARTICLE 8.
                                    LICENSES

      8.1 LICENSE TO FALK. Subject to the terms hereof, ALTUS hereby grants to FALK a [***********************] (except pursuant to Section 17.1), [********]
license, with the right to [********], under the Licensed Product Patents to [**************************************** ***************] the Licensed Product
in the Field in the Territory in accordance with the terms of this Agreement. Subject to the terms hereof, ALTUS hereby grants to FALK a [******************** ***********] (except pursuant to Section 17.1), [******************************
********], under the Licensed Product Know-how to [****************************
********************* ***************] the Licensed Product in the Field in the
Territory in accordance with the terms of this Agreement.

      8.2 THIRD PARTY LICENSED IP. In respect of the Third Party Licensed LP licensed from [********] to ALTUS, ALTUS shall obtain for FALK an acknowledgment in writing from [*******] to the rights of FALK under this Agreement whereby the rights and licenses granted hereunder to the Third Party Licensed IP shall continue (free of any payment) notwithstanding any termination of the rights of ALTUS in respect of the Third Party Licensed IP, substantially in the form of the document contained in

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

Schedule 8.2. In respect of any further Third Party Licensed IP licensed to ALTUS, ALTUS shall use Commercially Reasonable and Diligent Efforts to obtain for FALK license rights to such Third Party Licensed IP as is necessary for FALK to undertake the actions contemplated hereby on terms and conditions similar to those enjoyed by ALTUS; provided that under no circumstances shall ALTUS be required to incur any additional financial or other obligations in order to assist FALK in obtaining such a license, and FALK shall be responsible for [**************************************] with respect to such license. Without limiting the foregoing, in connection kith the negotiation of a commercial supply agreement with [*******], if any, ALTUS shall use Commercially Reasonable Efforts to obtain for FALK without any additional obligation of FALK such license rights from [*********] as may be necessary for FALK to undertake the actions contemplated hereby.

      8.3 RETENTION OF RIGHTS. Notwithstanding the license granted to FALK in
Section 8.1, ALTUS shall retain the right within the Territory (i) to [*************************] relating to the Licensed Product, (ii) to use at its own cost the Licensed Product Patents and Licensed Product Know-how for its own internal use and for non-commercial purposes, and (iii) to perform all other activities contemplated by this Agreement.

      8.4 EXCLUSIVITY. During the full Term of this Agreement (as defined in Section 14.1) ALTUS agrees and obligates itself, and for five years from the date hereof, FALK agrees and obligates itself not to [**********************] any other products that consist of [*******************************************
**********] in the Territory in the Field outside this collaboration.

                                   ARTICLE 9.
                                   TRADEMARKS

      9.1 PRODUCT TRADEMARK. All of the Licensed Product shall be sold in the Territory under the applicable Product Trademark and the ALTUS Mark as described in Section 5.7.

      9.2 GRANT OF LICENSE. ALTUS grants to FALK, subject to compliance with the other terms and conditions of this Agreement, a non-exclusive, royalty-free, non-transferable license, with the right to sublicense, to use the ALTUS Mark solely within the Territory and solely in connection with the sale of the Licensed Product in the Field.

      9.3 QUALITY CONTROL. FALK shall apply the Product Trademark and the ALTUS Mark only to the Licensed Product and only in accordance with the terms of this Agreement. ALTUS shall have the right, at any time during regular business hours but no more than one time per calendar year, to conduct an examination of the Licensed Product to determine the quality of the Licensed Product. If at any time, the Licensed Product shall, in the reasonable opinion of ALTUS, fail to conform with the appropriate standards of quality as required under this Agreement, ALTUS or its authorized representatives shall notify FALK. Upon such notification, the Parties shall discuss and implement actions to meet standards of quality to the complete satisfaction of ALTUS.

      9.4 ACKNOWLEDGMENT OF OWNERSHIP RIGHTS.

            (a) FALK acknowledges and agrees that ALTUS is the exclusive owner of all right, title, and interest in and to the ALTUS Mark, and that all use of the ALTUS Mark by FALK will inure to the exclusive benefit of ALTUS. FALK undertakes to make use of the ALTUS Mark only in such a way that the rights of ALTUS in said mark will not be diminished in any way. FALK shall not use the ALTUS Mark as all or part of any corporate name, trade name, trademark, service mark, certification mark, collective membership mark, domain name, or any other designation confusingly similar to the ALTUS Mark.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

            (b) ALTUS acknowledges and agrees that FALK is the exclusive owner of all right, title, and interest in and to the "Dr. FALK" trademark and logo (collectively, the "FALK Mark"), and that all use of the FALK Mark by ALTUS will inure to the exclusive benefit of FALK. ALTUS undertakes to make use of the FALK Mark only in such a way that the rights of FALK in said mark will not be diminished in any way. ALTOS shall not use the FALK Mark as all or part of any corporate name, trade name, trademark, service mark, certification mark, collective membership mark, domain name, or any other designation confusingly similar to the FALK Mark.

      9.5 USE OF TRADEMARK DESIGNATIONS. FALK shall use the TM designation in conjunction with any use of the ALTUS Mark within the Territory pursuant to this Agreement until such time as the foreign registrations issue, unless otherwise required by local trademark law. Once the foreign registrations issue, FALK shall use the (R) designation with all uses of the ALTUS Mark and any other similar designation, unless otherwise required by local trademark law.

      9.6 ACTIONS FOR INFRINGEMENT. Each Party shall notify the other promptly upon learning of any actual, alleged, or threatened infringement of the Product Trademark(s) or the ALTUS Mark applicable to the Licensed Product in the Field in the Territory or of any unfair trade practices, trade dress imitation, passing off of counterfeit goods, or like offenses in the Territory. Upon learning of such offense from a Party, the Parties shall confer regarding the defense of the Product Trademark(s) or the ALTUS Mark. FALK shall have the first right to respond to and defend any such infringement or offense with respect to the Product Trademark(s). FALK will keep ALTUS reasonably informed at all times as to the status of the infringement or offense. In the event that FALK elects, within ninety (90) days, not to respond to or defend any such infringement or offense or abandons such defense, then, in such event, ALTUS shall have the option to do so, provided that FALK shall cooperate with and provide reasonable assistance to ALTUS. ALTUS shall have the sole right to respond to and defend any such infringement or offense with respect to the ALTUS Mark.

      9.7 COSTS OF DEFENSE OF TRADEMARKS. The Party bringing the action shall bring such action or proceeding at its own cost and expense. Any damages or other monetary awards recovered from settlement or judgment from such an action shall be allocated first to reimburse the costs and expenses of the Party bringing the action, then to reimburse the costs and expenses, if any, of the other Party (except for costs associated with the other Party being represented by counsel of its own choice). Any amounts remaining shall be paid to the Party bringing such action.

                                  ARTICLE 10.
                                CONFIDENTIALITY

      10.1 CONFIDENTIALITY. Except to the extent expressly authorized by this Agreement, the Parties agree that, for the Term of this Agreement and thereafter, the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as permitted under this Agreement any proprietary information or materials furnished to it by the other Party pursuant to this Agreement, including but not limited to any Know-how, business plans, marketing plans, customer information, financial information or patent applications (unless and until such applications are published pursuant to applicable law) (collectively, "Confidential Information"), except to the extent that it can be established by the receiving Party that such Confidential
Information:

            (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party as demonstrated by pre-existing written records;

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

            (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

            (c) became generally available to the public or otherwise part of the public domain after its disclosure to the receiving Party other than through any act or omission (i) of the receiving Party in breach of this Agreement, or
(ii) of any Third Party without authority to make such disclosure;

            (d) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others; or

            (e) was subsequently developed by the receiving Party without use of the Confidential Information as demonstrated by pre-existing written records.

      10.2 AUTHORIZED DISCLOSURE. Each Party may disclose Confidential Information hereunder to the extent such disclosure is required to comply with applicable laws or governmental regulations or to conduct pre-clinical or clinical trials or to the extent ordered by a court of competent jurisdiction (subject to entry of an appropriate protective order); provided, however, that if a Party is required by law or regulation to make any such disclosure of the other Party's Confidential Information, or such disclosure is required to conduct pre-clinical or clinical trials, the disclosing Party will give, to the extent practicable, reasonable advance notice to the other Party of such disclosure requirement and will use its reasonable best efforts to secure confidential treatment of such Confidential Information required to be disclosed. In addition, each Party shall be entitled to disclose, under a binder of confidentiality containing provisions substantially as protective as those of this Article 10, Confidential Information to its consultants, clinical investigators and contract manufacturer, if any, but only for any purposes provided for in this Agreement and only to the extent required for the Parties to perform their respective obligations under this Agreement.

      10.3 SURVIVAL. This Article 10 shall perpetually survive the termination or expiration of this Agreement.

      10.4 PUBLICATIONS. Except as required by law, FALK agrees that it shall not publish or present the results of studies or clinical trials carried out by either Party as part of the collaboration without the prior written consent of the Steering Committee.

                                  ARTICLE 11.
              OWNERSHIP OF INTELLECTUAL PROPERTY AND PATENT RIGHTS

      11.1 OWNERSHIP OF INVENTIONS. Any Inventions that relate to ALTUS Background Technology or to the Licensed Product, its manufacture or its use, including but not limited to any and all improvements, modifications, and enhancements thereof in any form or formulation (hereinafter, "ALTUS Inventions") shall be [***********************]. Any Inventions, excluding ALTUS Inventions, that relate to FALK Background Technology shall be [************************]. FALK will promptly disclose to ALTUS all ALTUS Inventions conceived or reduced to practice by FALK, alone or together with ALTUS or Third Parties. FALK shall assign all ALTUS Inventions to ALTUS and shall cooperate in the filing and prosecution of any patent applications relating to ALTUS Inventions. ALTUS will promptly disclose to FALK all FALK Inventions conceived or reduced to practice by ALTUS, alone or together with FALK or Third Parties. ALTUS shall assign [***] FALK Inventions to FALK and shall cooperate in the filing and prosecution of any patent applications relating to FALK Inventions. For purposes of this Section 11.1, inventorship shall be determined in accordance with

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

principles of U.S. patent law. In the event that there is a dispute between the Parties as to ownership of Inventions, the Steering Committee shall establish a procedure to resolve such dispute, which may include engaging a Third Party patent attorney jointly selected by the parties who is completely unaffiliated and independent of the Parties, as an expert to resolve such dispute. If the Steering Committee is unable to establish a procedure to resolve such disputes, either Party may seek to resolve such dispute in accordance with Article 16 hereof.

      11.2 THIRD PARTY PATENTS. Each Party agrees to bring to the attention of the other Party in a timely manner any Third Party patent or patent application that has been brought to its attention by such Third Party, or of which it otherwise becomes aware, that it believes would have a material affect on the operations to be conducted by or on behalf of the Parties under this Agreement.

      11.3 PATENT FILINGS.

            (a) With respect to the patents and patent applications constituting Base Patents that have been filed in the Field in the Territory, ALTUS shall (i) be responsible for obtaining, prosecuting and maintaining such Base Patents;
(ii) keep FALK apprised of the status of such patents and patent applications, and (iii) share with FALK all material information (including correspondence with the various patent offices) relating thereto promptly after receipt of such information. ALTUS shall be responsible for [*] costs incurred in connection with the preparation, filing, prosecution, and maintenance of any patents and patent applications constituting Base Patents that have been filed in the Territory.

            (b) At its sole discretion, ALTUS shall have the right to file, prosecute, and maintain patent applications and patents for any and all ALTUS Inventions in such countries worldwide as it may determine. All such patent applications and patents Covering the Licensed Product for use in the Field that are filed in the Territory shall be deemed to be Licensed Product Patents. FALK shall be responsible for all costs and expenses relating to the filing, prosecution, and maintenance of the Licensed Product Patents on the ALTUS Inventions in the Territory, if the ALTUS Inventions Cover the Licensed Product or are, in FALK's scientific judgment, necessary or useful for the commercialization and exploitation of the Licensed Product in the Territory. If ALTUS elects not to file, prosecute or maintain any Licensed Product Patent on the ALTUS Inventions in any Major European Country, ALTUS shall so inform FALK immediately. In each such case, FALK may then file, prosecute and maintain any such patents on an ALTUS Invention in such Major European Country as it may determine at its own expense and discretion. The Party which is responsible (pursuant to this Section 11.3(b)) for filing a patent application for such an ALTUS Invention will be referred to herein as the "filing Party." For the Major European Countries, the filing Party shall keep the other Party apprised of the status of each such patent application and patent and shall seek the advice of the other Party with respect to patent strategy and draft patent applications and shall give reasonable consideration to any suggestions or recommendations promptly provided by the other Party concerning the preparation, filing, prosecution, and maintenance thereof. The Parties shall cooperate reasonably in the prosecution of all such patent applications and patents on an ALTUS Invention and shall share all material information relating thereto promptly after receipt of such information. If, during the Term of this Agreement, the filing Party intends to allow any patent or patent application for an ALTUS Invention in any country of the world to lapse or become abandoned without having first filed a substitute, the filing Party shall make reasonable efforts to notify the other Party of such intention at least sixty (60) days prior to the date upon which such patent application or patent shall lapse or become abandoned, and the other Party shall thereupon have the right, but not the obligation, to assume responsibility for the prosecution and maintenance thereof.

      11.4 INITIAL FILINGS IF MADE OUTSIDE OF THE U.S. The Parties agree to use reasonable efforts to ensure that any patent filed outside of the U.S. prior to a U.S. filing will be in a form sufficient to establish the date of original filing as a priority date for the purposes of a subsequent U.S. filing.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

      11.5 ENFORCEMENT RIGHTS.

            (a) NOTIFICATION OF INFRINGEMENT. If FALK learns of any infringement or threatened infringement by a Third Party of a Licensed Product Patent in any country in the Territory, FALK shall promptly notify ALTUS in writing and shall provide ALTUS with all available evidence in FALK's possession of such infringement.

            (b) ENFORCEMENT. ALTUS shall have the right, but not the obligation, to institute, prosecute and control (collectively, "bring") any action or proceeding with respect to infringement in the Field in the Territory of any Licensed Product Patent by counsel of its own choice, and FALK shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. FALK shall be responsible for paying [****] of the reasonable costs and expenses, including attorneys fees, relating to any such action if the infringement is likely to have an adverse effect on the sale and distribution of the Licensed Product in the Territory and shall inform ALTUS of its intention to pay such costs and expenses prior to initiating the lawsuit. If ALTUS chooses not to bring such an action or proceeding within sixty (60) days of being notified of such infringement, then FALK shall have the right (but not the obligation) to bring such action. The Party not bringing such action or proceeding agrees to be joined as a party plaintiff if necessary to prosecute the action or proceeding and to give reasonable assistance and authority to file and prosecute the action or proceeding. Any damages or other monetary awards or amounts recovered from settlement or judgment from such an action or proceeding shall be allocated first to reimburse the Part(ies) for the reasonable costs and expenses of the action or proceeding (which amount shall be allocated pro rata if insufficient to cover the totality of costs and expenses), with the remainder to be paid to the party paying for the costs and expenses of the litigation; provided that for purposes of determining the royalty amount payable to ALTUS pursuant to Section 6.3, any amounts received by FALK as damages that are attributable to gross revenues of the infringer for infringing sales shall be added to the Net Sales amount for the calendar quarter in which such damages, awards or amounts are recovered.

            (c) SETTLEMENT WITH A THIRD PARTY. The Party that brings suit to enforce a given Licensed Product Patent in the Field in the Territory shall also have the right to control settlement of such claim; provided, however, that if one Party controls, no settlement shall be entered into without the express written consent of the other Party. If there is no agreement between the Parties regarding such settlement, then the dispute will be resolved pursuant to Article 16 below. If the dispute is not resolved pursuant to Article 16, then the case may not be settled.

            (d) In the event that a non-Affiliated Third Party institutes a patent, trade secret or other infringement suit against FALK or its Affiliates, alleging that the manufacturing, use or sale of the Licensed Product in the Territory infringes one or more Patents or other intellectual property rights held by such Third Party (an "Action"), FALK shall promptly notify ALTUS thereof in writing and discuss with ALTUS the best way to respond. [*******] shall have the [*******************************************] (subject to the last sentence of this subparagraph (d)) [****************************************************
************************************************************************] not to
[******] such [*******************************************] of such [**********
*****] shall have [*****************************************] (subject to the last sentence of this subparagraph (d)) [**************************************]
on such [***************************************************], PROVIDED,
HOWEVER, that [****************************************************************
*******************************] not to be [******************************]. In
connection with any such [*****************************************************
*******************************************************************************
******************************] for any such [*********************************
*******************************************************************************

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

******************]; provided that in no event [*******************************
***********************] to this [*********************************************
*******************************************************************************
****************************************************************].

The foregoing shall not affect any liability of ALTUS under Article 12, arising out of or in connection with any Action.

                                  ARTICLE 12.
                         REPRESENTATIONS AND WARRANTIES

      12.1 REPRESENTATIONS AND WARRANTIES OF ALTUS. As a material inducement to FALK to enter into this Agreement and to consummate the transactions contemplated herein, ALTUS hereby represents and warrants to FALK as follows:

            (a) ORGANIZATION. ALTUS is a corporation duly incorporated, validly existing and in good corporate standing under the Laws of the State of Delaware. ALTUS has full corporate power and authority to own and lease its properties and carry on its business and is duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the character of its operations makes such qualification, registration or licensing necessary except where the failure to be so qualified, registered or licensed would not have a material adverse effect on the business of ALTUS.

            (b) AUTHORITY. ALTUS has the corporate right, power and authority to carry on its business and to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action on the part of the ALTUS and no other corporate proceedings on the part of ALTUS are necessary to authorize this Agreement or the consummation of the transactions contemplated by this Agreement. This Agreement has been duly and validly executed by ALTUS and constitutes a legal, valid and binding obligation of ALTOS, enforceable against ALTUS except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights.

            (c) NO CONFLICT. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, be in conflict with, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, result in the termination of, accelerate or excuse the performance required by any person of any of its obligations under, cause the acceleration of the maturity of any material amount of debt or material obligation pursuant to or result in the creation or imposition of any material encumbrance upon any property of ALTUS under, any material contract to which ALTUS is a party or by which any of its property is bound or subject such that any such occurrence will have a material adverse effect on ALTUS.

            (d) FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES; INDEBTEDNESS.

                  (i) (i) ALTUS has provided to FALK copies of the audited balance sheet of ALTUS for the year ended December 31, 2001 and the related audited statements of operations, statements of stockholder's equity and statements of cash flows, together with any related notes thereto, for the year ended December 31, 2001 and (ii) the unaudited balance sheet of

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

ALTUS for the nine months ended September 30, 2002 (collectively, the "Financial Statements"). Each of the Financial Statements fairly present in all material respects, as the case may be, the financial condition, assets and liabilities of ALTUS as of date thereof, or ALTUS' results of operations and changes in ALTUS' financial position for the period set forth therein. Each of the Financial Statements was prepared in accordance with U.S. GAAP consistently applied during the relevant period, except as otherwise set forth in the notes thereto and subject, in the case of the unaudited Financial Statements, to normal and recurring year-end adjustments and the omission of footnotes.

                  (ii) As of the date hereof, ALTUS has not incurred any material liabilities or material obligations of any nature, whether or not accrued, absolute, contingent or otherwise, other than liabilities adequately provided or reserved for in the Financial Statements or disclosed in any related notes thereto.

                  (iii) Since September 30, 2002, there has been no material adverse change in the business of ALTUS, or any damage or impairment to, or destruction or loss, sale, assignment, transfer, lapse or encumbrance of any Licensed Product Patents or Licensed Product Know-How (whether or not covered by insurance) that could reasonably be expected to have a material adverse effect on the Agreement or the activities contemplated thereby.

            (e) LITIGATION. There is no litigation, arbitration, claim, action, suit, governmental or other proceeding (formal or informal) to which ALTUS is a party or to the knowledge of ALTUS, investigation pending or, threatened against or affecting ALTUS, its business or the Licensed Product Patents or Licensed Product Know-How that could be expected to have an adverse effect on this Agreement or the activities contemplated hereby or that could be expected to affect in an adverse manner the ability of ALTUS to comply in all material respects with its obligations under this Agreement.

            (f) INTELLECTUAL PROPERTY.

                  (i) TRADEMARKS. Schedule 12.1(f) sets forth as of the date hereof an accurate, correct and complete list of all United States trademarks, trademark applications, trademark registrations, brand names, and trade names owned or licensed by ALTUS that relate to the Licensed Product (the "ALTUS Trademarks") and no other Person has been granted by ALTUS (or to the best knowledge of ALTUS, has been granted by any other Person) any rights, or has any interest, in such. ALTUS owns and possesses all right, title and interest, or holds a valid license, in and to the ALTUS Trademarks. Except as set forth in
Schedule 12.1(f), no claim has been asserted or, threatened by any Person regarding the use or licensing by ALTUS of the ALTUS Trademarks. To the best knowledge of ALTUS, its use of the Trademarks does not violate or infringe, and has not in the past violated or infringed, in each case in any material manner the rights of any Person and no material claims have been asserted by ALTUS against any other Person claiming infringement of its Trademarks.

                  (ii) BASE PATENTS. Exhibit A sets forth as of the Effective Date an accurate, correct and complete list of patents and patent applications owned or licensed by ALTUS that constitute Base Patents. To the knowledge of ALTUS, the Base Patents that are issued are valid and enforceable ALTUS owns and possesses all right, title and interest, or holds a valid license, in and to the Base Patents, free of any lien, charge or encumbrance and no other Person has been granted by ALTUS any rights in such with respect to the Licensed Product in the Territory. No claim has been asserted threatened by any person regarding the use or licensing by ALTUS of the Base Patents. To the knowledge of ALTUS, its use of the Base Patents does not violate or infringe, and has not in the past violated or infringed the rights of any Third Party, and no claims have been asserted by ALTUS against any other person claiming infringement of the Base Patents. As of the Effective Date, ALTUS has no knowledge of any Third Party patent or patent application that would be expected to have a material adverse effect on the business and operations to be conducted by either Party as contemplated by this Agreement; ALTUS is not aware of any Patents or Patent applications that would prevent the development, use and sale of the Licensed

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

Product as contemplated by this Agreement. Additionally, as of the Effective Date, ALTUS has not received written notice from any Third Party that TheraCLEC-Total infringes on any patent or patent application owned by such Third Party that would have an adverse effect on the operations to be conducted in the Field in the Territory by the Parties under this Agreement.

                  (iii) ADEQUACY OF RIGHTS. The rights and licenses to the Licensed Product Patents and Licensed Product Know How that are necessary for the commercialization of the Licensed Product in the Field in the Territory pursuant to the terms of this Agreement have been licensed to FALK pursuant to Sections 8.1 and 9.2 hereunder and the Licensed Patents and the Licensed Product Know-How include all intellectual property, know how and confidential information in the possession of ALTUS which is necessary for the commercialization of the Licensed Product by FALK under this Agreement. ALTUS has not previously granted, and will not grant during the term of this Agreement, any right, license or interest that is in conflict with the rights and licenses granted to FALK under this Agreement. There is no action or proceeding nor, so far as ALTUS is aware (due inquiry having been made), any threat of an action or proceeding that would materially and adversely affect the rights granted to FALK herein in respect of the Licensed Product.

                  (iv) THIRD PARTY LICENSED IP. All of the patents listed on Exhibit A that have been licensed to ALTUS have been licensed upon terms permitting the sublicense to FALK under the terms of this Agreement and none of such licenses are capable of termination by either party thereto at any time during the term of this Agreement. [******************************************
***************************] in accordance with the [**************************
*******************************************************************************
********************************************] under the terms of [*************
********************************].

            (g) SUBSIDIARIES. Attached on Schedule 12.1(g) is a complete list of all subsidiaries of ALTUS. Each of the ALTUS Subsidiaries is in good standing and is qualified to do business in all jurisdictions in which it conducts its business.

            (h) ASSETS. To ALTUS' knowledge, ALTUS owns or has a valid right to use all material property that is used by ALTUS to conduct its business as presently conducted except where the failure to own or have a valid right to use would not have a material adverse effect on the business of ALTUS.

      12.2 REPRESENTATIONS AND WARRANTIES OF FALK. As a material inducement to ALTUS to enter into this Agreement and to consummate the transactions contemplated herein, FALK hereby represents and warrants to ALTUS as follows:

            (a) ORGANIZATION. FALK is a corporation duly incorporated, validly existing and in good corporate standing under the applicable laws of Germany. FALK has full corporate power and authority to own and lease its properties and carry on its business and is duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the character of its operations makes such qualification, registration or licensing necessary except where the failure to be so qualified, registered or licensed would not have a material adverse effect on the business of FALK.

            (b) AUTHORITY. FALK has the corporate right, power and authority to carry on its business and to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

on the part of the FALK and no other corporate proceedings on the part of FALK are necessary to authorize this Agreement or the consummation of the transactions contemplated by this Agreement. This Agreement has been duly and validly executed by FALK and constitutes a legal, valid and binding obligation of FALK, enforceable against FALK except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights.

            (c) NO CONFLICT. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, be in conflict with, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, result in the termination of, accelerate or excuse the performance required by any person of any of its obligations under, cause the acceleration of the maturity of any material amount of debt or material obligation pursuant to or result in the creation or imposition of any material encumbrance upon any property of FALK under, any material contract to which FALK is a party or by which any of its property is bound or subject such that any such occurrence will have a material adverse effect on FALK.

            (d) FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES; INDEBTEDNESS.

                  (i) FALK has provided to ALTUS financial information relating to FALK's sales, net profit and EBITDA for the periods specified therein (the "Financial Information"). The Financial Information was prepared in accordance with German GAAP and is true and accurate in all material respects.

                  (ii) As of the date hereof, FALK has not incurred any material liabilities or material obligations of any nature, whether or not accrued, absolute, contingent or otherwise, other than liabilities adequately provided or reserved for in the Financial Statements or disclosed in any related notes thereto, and FALK has sufficient cash or cash equivalents on hand to reasonably be expected to be able to meet all of its financial obligations under this Agreement.

                  (iii) Since September 30, 2002, there has been no material adverse change in the business of FALK, or any damage or impairment to, or destruction or loss, sale, assignment, transfer, lapse or encumbrance of any intellectual property of FALK (whether or not covered by insurance) that could reasonably be expected to have a material adverse effect on the Agreement or the activities contemplated thereby.

            (e) LITIGATION. There is no litigation, arbitration, claim, action, suit, governmental or other proceeding (formal or informal) to which FALK is a party or investigation pending or, to the knowledge of FALK, threatened against or affecting FALK, its business or its intellectual property that could reasonably be expected to have a material adverse effect on this Agreement or the activities contemplated hereby or that could reasonably be expected to affect in a material adverse manner the ability of FALK to comply in all material respects with its obligations under this Agreement.

            (f) INTELLECTUAL PROPERTY; TRADEMARKS. Schedule 12.2(f) sets forth as of the date hereof an accurate, correct and complete list of all trademarks, trademark applications, trademark registrations, brand names, and trade names owned or licensed by FALK that relate to the FALK Mark (the "FALK Trademarks") and no other Person has been granted by FALK (or to the knowledge of FALK, has been granted by any other Person) any rights, or has any interest, in such FALK Trademarks. FALK owns and possesses all right, title and interest, or holds a valid license, in and to the FALK Trademarks. Except as set forth in Schedule 12.2(f), no claim has been asserted or, to the knowledge of FALK, threatened by any person regarding the use or licensing by FALK of the FALK Trademarks. To the knowledge of FALK, its use of the FALK Trademarks does not violate or infringe, and has not in the past violated or infringed, in each case in any material manner the rights of any person and no material

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

claims have been asserted by FALK against any other person claiming infringement of its FALK Trademarks

            (g) SUBSIDIARIES. Attached on Schedule 12.2(g) is a complete list of all subsidiaries of FALK. Each of the FALK Subsidiaries is in good standing and is qualified to do business in all jurisdictions in which it conducts its business.

            (h) ASSETS. To FALK's knowledge, FALK owns or has a valid right to use all material property that is used by FALK to conduct its business as presently conducted except where the failure to own or have a valid right to use would not have a material adverse effect on the business of FALK.

            (i) DISTRIBUTION CHANNELS. As of the Effective Date of this Agreement, FALK employs direct sales personnel in [******************].

      12.3 For purposes of the representations and warranties set forth in Sections 12.1 and 12.2 above, the knowledge of ALTUS shall mean the knowledge of the Chief Executive Officer, the Chief Financial Officer and the Director of Commercial Development of ALTUS, and the knowledge of FALK shall mean the knowledge of the Chief Executive Officer, Development Director, and the Chief Financial Officer of FALK.

      12.4 THE EXPRESS REPRESENTATIONS AND WARRANTIES STATED IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT.

      12.5 DISCLAIMER. EXCEPT WITH RESPECT TO THE REPRESENTATIONS AND WARRANTIES RELATING TO INTELLECTUAL PROPERTY SET FORTH IN SECTION 12.1(f)(ii), (iii) and
(iv) ABOVE, NEITHER ALTUS NOR FALK BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST PROFITS, ARISING OUT OF THIS AGREEMENT BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY.

                                  ARTICLE 13.
                            INFORMATION AND REPORTS

      13.1 INFORMATION. FALK and ALTUS will disclose and make available to each other in a timely manner all pre-clinical, clinical, regulatory, marketing and other information concerning the Licensed Product for use in the Field in the Territory known by FALK or ALTUS at any time during the Term of this Agreement. Each Party will use Commercially Reasonable and Diligent Efforts to disclose to the other Party all significant information directly related to the Licensed Product promptly after it is learned and its significance is appreciated. ALTUS shall maintain a database of adverse drug experience information for the commercial Licensed Product and shall be the owner of such database. As soon as reasonably practicable after the execution of this Agreement, the Parties will enter into one or more separate safety and adverse event reporting agreements that will govern the reporting and other procedures related to adverse drug experiences under this collaboration between ALTUS and FALK.

      13.2 PRODUCT COMPLAINTS. Each Party will maintain a record of all non-medical and medical Licensed Product-related complaints and will notify the other Party of any complaint in a sufficient time to allow the other Party to comply with any regulatory requirements it may have with respect to such complaint.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

      13.3 ADVERSE DRUG EVENTS. The Parties recognize that as the holder of a Drug Approval Application, ALTUS will be required to submit information and file reports to various governmental agencies on compounds under clinical investigation, compounds proposed for marketing, or marketed drugs. Information must be submitted at the time of initial filing for investigational use in humans and at the time of a request for market approval of a new drug. In addition, supplemental information must be provided on compounds at periodic intervals and adverse drug experiences must be reported at more frequent intervals depending on the severity of the experience. The specific obligations of each Party with respect to adverse drug experiences will be governed by the safety and adverse event reporting agreement(s) described in Section 13.1 above.

      13.4 RECORDS OF NET SALES. FALK and its Affiliates shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of calculating all royalties payable to ALTUS. Such books of accounts shall be kept at their principal place of business. ALTUS or its authorized independent public accountant shall have the right to perform an audit, conducted in accordance with German GAAP, of such books and records of FALK and its Affiliates that are necessary to report on Net Sales of the Licensed Product for the period or periods requested by ALTUS and the correctness of any report or payments made under this Agreement.

      Upon timely request and at least [*****************] prior written notice from ALTUS, such audit shall be conducted during FALK's regular business hours in such a manner as to not unnecessarily interfere with FALK's normal business activities, and shall be limited to results in the [*******************] prior to audit notification. Such audit shall not be performed more frequently than [********************] nor more frequently than [***] with respect to records covering any specific period of time. All information, data documents and abstracts herein referred to shall be used only for the purpose of verifying royalty statements or compliance with this Agreement, shall be treated as FALK Confidential Information subject to the obligations of this Agreement and need neither be retained more than [************] after completion of an audit hereof, if an audit has been requested; nor more than [*********] from the end of the calendar year to which each shall pertain; nor more than [***********] after the date of expiration or termination of this Agreement. If the audit reveals an underpayment, FALK shall promptly make up such underpayment with interest, to the extent permitted by applicable law, with such interest payment calculated for each month during the delinquent period at the Prime rate applicable on the last day of such month as reported in the Wall Street Journal from time to time, plus, at ALTUS' option, an additional [*********], calculated on the number of days such underpayment amount is overdue. If the audit reveals that the royalties owed by FALK to ALTUS for the countries specifically requested and for any calendar year in total have been understated by more than [*************], FALK shall, in addition, pay the reasonable costs of such audit work. The failure of ALTUS to request verification of any royalty calculation within the period during which corresponding records must be maintained will be deemed to be acceptance of the royalty reporting.

      13.5 CONTRIBUTION OF INFORMATION. It is the intention of the Parties that each will disclose to the other Party such information in its possession that is useful to the development and commercialization of the Licensed Product in the Field in the Territory.

      13.6 PUBLICITY REVIEW.

            (a) PRIOR TO FIRST COMMERCIAL SALE. Each of the Parties agree that prior to the First Commercial Sale of the Licensed Product, neither Party will issue any announcements, releases, statements or reports, or confirm any statements made by Third Parties, pertaining to this Agreement or the transactions contemplated hereby, unless agreed to in writing by the other party, except as may be required by law or otherwise permitted herein. ALTUS and FALK will jointly discuss and must first agree in writing before making any statement to the public regarding this Agreement and the results of

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

clinical studies conducted hereunder. When a Party elects to make any such statement it will give the other Party at least five (5) business day's notice, unless disclosure is required by law in a shorter period of time, and allow the other Party to review and comment on such statement. The Parties acknowledge the importance of supporting each other's efforts to publicly disclose results and significant developments regarding the Licensed Product. The principles to be observed by ALTUS and FALK in such public disclosures will be: accuracy, the requirements for confidentiality under Article 10, the advantage a competitor of ALTUS or FALK may gain from any public statements under this Section 13.6, and the standards and customs in the biotechnology and pharmaceutical industries for such disclosures by companies comparable to ALTUS and FALK. The terms of this Agreement may also be disclosed to (a) government agencies where required by law, including filings required to be made by law with the Securities and Exchange Commission, or any national securities exchange or quotation system,
(b) Third Parties with the prior written consent of the other Party, which consent shall not be unreasonably withheld, and (c) investors and potential investors, lenders and potential lenders, and any other sources of potential financing for either Party; provided, however, that in the case of (b) and (c) above, such disclosure is made under a binder of confidentiality at least as restrictive as the confidentiality provisions in Section 10.1 above (in the case of Third Parties), so long as highly sensitive terms and conditions such as financial terms are extracted from the Agreement or not disclosed upon the request of the other Party and the disclosing Party gives reasonable advance notice of the disclosure under the circumstances requiring the disclosure.

            (b) AFTER FIRST COMMERCIAL SALE. After the First Commercial Sale of the Licensed Product, each Party agrees to provide the other Party with at least 48 hours (or sooner if required to comply with applicable law) prior written notice of any proposed public announcement or press release regarding the Licensed Product or this Agreement.

                                   ARTICLE 14.
                              TERM AND TERMINATION

      14.1 TERM. This Agreement shall commence as of the Effective Date. The Parties have specifically provided elsewhere in this Agreement the term during which certain rights and obligations hereunder shall apply. Unless sooner terminated as provided in this Article 14, the remaining provisions of this Agreement relating to activities in the Field in the Territory shall continue in effect until the date on which ALTUS is no longer entitled to receive a royalty on the Licensed Product (the "Term"). Upon expiration of this Agreement (other than by termination by either party), the licenses set forth in Section 8.1 shall be deemed to be [******************] and FALK shall thereafter be [***************************] the Licensed Product, either by itself or through its Affiliates or sublicensees, under the Licensed Product Patents and Licensed Product Know-how in the Territory [****************] to ALTUS.

      14.2 TERMINATION FOR MATERIAL BREACH (OTHER THAN NON-PAYMENT). In the event there shall have occurred a material adverse breach of this Agreement or a material adverse default in the observance or performance of any provision of this Agreement (other than for non-payment of monies due) by a Party (the "Defaulting Party"), the Party claiming the same (the "Non Defaulting Party") shall promptly provide detailed notice thereof to the Defaulting Party. The Defaulting Party shall have sixty (60) days from the date of receipt of such notice to cure the material adverse breach or material adverse default detailed in such notice and, if the same is timely cured within such sixty (60) day period the provisions of this Agreement shall remain in full force and effect. In the event that the material adverse breach or material adverse default detailed in such notice (other than on account of nonpayment of monies owed) cannot with due diligence be cured within such sixty (60) day period and the Defaulting Party promptly notifies the Non Defaulting Party of the period (not exceeding 120 days) in which it anticipates that it can be cured, the time to cure such material adverse breach or material adverse default shall be

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

extended for such period (up to a maximum of 120 days) as may be necessary to cure the same with all due diligence. This Agreement may be terminated forthwith by service of notice in writing by the Non Defaulting Party in the event that the Defaulting Party shall fail to cure such material adverse breach or material adverse default within such initial or extended period. Upon such termination, the Parties shall have no further rights or obligations under this Agreement except as set forth in this Article 14 or as otherwise specifically provided in this Agreement.

      14.3 TERMINATION FOR NON-PAYMENT. If FALK fails to make any of the payments required under Section 6.1 (other than those set forth in Sections 6.1(a) and (b)) and Section 6.2 within thirty (30) days after such payment becomes payable, or if FALK fails to reimburse ALTUS for the FALK Development Costs when due and such failure is not remedied within sixty (60) days after FALK's receipt of written notice from ALTUS of such breach, or if FALK fails to make the payments set forth in either Section 6.1(a) or Section 6.1(b) when due, then ALTUS shall have the right to terminate this Agreement; provided however that ALTUS shall not be entitled to terminate the Agreement for FALK's failure to make any payments (other than those set forth in Sections 6.1(a) and (b)) if
(i) the Parties have a bona fide disagreement as to any event that would trigger such payment to be made to ALTUS, (ii) either FALK or ALTUS has initiated the dispute resolution procedures set forth in Sections 16.1 and 16.2 in order to resolve such disagreement, and (iii) FALK has made payment of all such disputed amounts into an escrow account pending resolution of such disagreement. If FALK fails to make royalty payments required under Section 6.4, then such failure shall only be grounds for termination if it relates to at least [*************************] and such failure is not cured within thirty (30) days of FALK's receipt of written notice of such breach. In no event shall ALTUS be entitled to terminate this Agreement for a failure of FALK to make royalty payments if the Parties are in disagreement as to the exact amount of royalties owed by FALK to ALTUS, provided that FALK shall in this event pay the undisputed amount of royalties to ALTUS and the disputed part shall be paid by FALK into an escrow account pending and subject to the dispute resolution process set forth in Sections 16.1 and 16.2. For purposes of further clarification, it is hereby further expressly stated that in the case of underpayment that has been revealed by performing an audit pursuant to Section 13.4, then ALTUS shall only be entitled to the rights provided under Section 13.4 and such underpayments shall not be grounds for termination. The right of a Party to terminate this Agreement under this Section 14.3, shall not be affected in any way by its waiver or failure to take action with respect to any prior breach or default and shall be without prejudice to any other rights of the Non Defaulting Party in connection with any such material adverse breach or material adverse default.

      14.4 [RESERVED]

      14.5 FALK TERMINATION.

            (a) Upon receipt by FALK from ALTUS of the Phase I Report, the Phase II Report, or the Phase III Report, and for thirty (30) days after receipt of the same, FALK shall have the right to terminate this Agreement on ninety (90) days prior written notice.

            (b) In the event the manufacture, use, or sale of the Licensed Product in the Field in the Territory is found to infringe a valid Third Party patent and is enjoined by a court or tribunal of competent jurisdiction and neither FALK nor ALTUS is able to design around such infringement or negotiate a license to such patent on commercially reasonable terms after using good faith efforts to do so, FALK shall have the right to terminate this Agreement immediately. In order to terminate this Agreement under this Section 14.5, FALK shall be required to satisfy all of the requirements set forth in Sections 14.6(a) and 14.6(c)(i)-(v) below upon such termination, which requirements shall survive termination of this Agreement.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

      14.6 EFFECT OF TERMINATION.

            (a) Termination pursuant to Section 14.2, 14.3, 14.5 or 14.7 shall not relieve either party of the performance of any obligations incurred or payments due prior to the effective date of termination which is uncancellable.

            (b) Notwithstanding the foregoing and save as provided otherwise in
Section 14.6(d) hereinunder, if this Agreement is terminated pursuant to Sections 14.2 or 14.3, the following shall apply:

                  (i) FALK shall use its [*************] to effect a smooth and orderly transition of any already on-going clinical studies, Regulatory Approval or pre-marketing efforts to ALTUS (including all data and reports in the possession of FALK);

                  (ii) FALK shall make its personnel and other resources reasonably available to ALTUS as necessary to effect an orderly transition of any development responsibilities, with the reasonable cost of such personnel and resources to be borne by the defaulting Party after the effective date of termination;

                  (iii) all rights and licenses granted herein to FALK shall revert to ALTUS, for no additional consideration, and immediately terminate, and FALK shall assign all right, title and interest in and to the Product Trademark(s) (worldwide) to ALTUS; and

                  (iv) FALK shall provide and assign over to ALTUS, at the defaulting Party's expense, all clinical data, Drug Approval Applications, Regulatory Approvals and all other regulatory documentation specifically relating to the Licensed Product that FALK may have developed in its activities under this Agreement.

            (c) FALK shall have the [************************] this Agreement at any time upon [*************] written notice to ALTUS if there has been a [********] imposed by a regulatory authority in Germany, United Kingdom or France for at least [************]; provided, however, that FALK complies with the provisions of Section 14.6(b)(i)-(iv) above.

            (d) In the event that ALTUS materially breaches its development obligations under Section 4.1 hereinabove by making insignificant efforts to satisfy such obligations and FALK terminates the Agreement pursuant to Section
14.2 above, the following shall apply:

                  (i) FALK shall be automatically granted by ALTUS a license to the Licensed Product Patents and the Licensed Product Know-how to enable FALK to manufacture, develop, commercialize, market, sell and distribute the Licensed Product in the Territory; provided, however, the royalty payable by FALK to ALTUS pursuant to Section 6.4 shall be [*******************************] and
FALK shall have [***********************] pursuant to Sections 6.1 or 6.2 for events achieved after the date of termination; and

                  (ii) FALK shall be entitled to continue to use, [***********], all data and reports which have been generated in the course of the development and all such data and reports shall be made available by ALTUS to FALK.

      14.7 BANKRUPTCY. Either Party may, in addition to any other remedies available to it by law or in equity, terminate this Agreement, in whole or in part as the terminating Party may determine, by written notice to the other Party in the event the other Party shall have become bankrupt, or shall have

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

made an assignment for the benefit of its creditors or there shall have been appointed a trustee or receiver of the other Party or for all or a substantial part of its property or any case or proceeding shall have been commenced or other action taken by or against the other Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect and any such event shall have continued for ninety (90) days undismissed, unbonded and undischarged. All rights and licenses granted under to this Agreement by one Party to the other Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101 (56) of the Bankruptcy Code. The Parties agree that the licensing Party under this Agreement shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code in the event of a bankruptcy by the other Party. The Parties further agree that in the event of the commencement of a bankruptcy proceeding by or against one Party under the Bankruptcy Code, the licensee shall be entitled to complete access to any such intellectual property pertaining to the rights granted in the licenses hereunder of the Party by or against whom a bankruptcy proceeding has been commenced and all embodiments of such intellectual property.

      14.8 SURVIVING RIGHTS. Except as modified in this Article 14, the obligations and rights of the Parties under Articles 10, 14, 15 and 16, and Sections 11.1(a), 11.2, 13.4, 13.6 (but only regarding disclosures required by law), 17.4, 17.5, 17.7, 17.8, 17.9, 17.10 and 17.14 of this Agreement will survive any termination or expiration of this Agreement.

      14.9 ACCRUED RIGHTS, SURVIVING OBLIGATIONS. Except as specifically provided in this Agreement, termination, relinquishment or expiration of the Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination, relinquishment or expiration, including damages arising from any breach hereunder. Except as specifically provided, such termination, relinquishment or expiration shall not relieve either Party from obligations which are expressly indicated to survive termination or expiration of the Agreement.

                                   ARTICLE 15.
                                 INDEMNIFICATION

      15.1 INDEMNIFICATION BY FALK. FALK hereby agrees to. save, defend and hold ALTUS and its agents and employees harmless from and against any and all losses, damages, liabilities, settlements, penalties, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) (collectively, "Losses") resulting or alleged to result from (i) any breach by FALK of any of the representations or warranties set forth in Section 12.2 above, or (ii) any actual or asserted violation of applicable law or regulation by FALK, its Affiliates and/or distributors by virtue of which the Licensed Product advertised, marketed, handled, stored, distributed or sold by FALK, its Affiliates and/or distributors shall be alleged or determined to be adulterated, mislabeled or otherwise not in compliance, in either case except to the extent such Losses result from the [******************************] of ALTUS or its employees or agents. This indemnification provision shall include any reasonable attorney's fees incurred by ALTUS in connection with enforcing this indemnification.

      15.2 INDEMNIFICATION BY ALTUS. ALTUS hereby agrees to save, defend and hold FALK and its agents and employees harmless from and against any and all Losses resulting or alleged to result from (i) any breach by ALTUS of any of the representations or warranties set forth in Section 12.1 above, or (ii) any actual or asserted violation of applicable law or regulation by ALTUS or its Affiliates by virtue of which the Licensed Product manufactured, handled, stored, distributed or sold by ALTUS or its Affiliates shall be alleged or determined to be adulterated, mislabeled or otherwise not in compliance, in either case except to the extent such Losses result from the [*******************************] of

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

FALK or its employees or agents. This indemnification provision shall include any reasonable attorney's fees incurred by FALK in connection with enforcing this indemnification.

      15.3 INDEMNIFICATION CONDITIONS. In the event that a Party is seeking indemnification under Section 15.1 or 15.2 above, it shall inform the indemnifying Party of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit the indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), shall cooperate as requested (at the expense of the indemnifying Party) in the defense of the claim, and shall not settle or compromise the claim without the express written consent of the indemnifying Party.

      15.4 INSURANCE. Each Party agrees to maintain [*******] insurance coverage with respect to all occurrences arising out of human clinical trials with respect to the Licensed Product and all occurrences arising out of the sale of the Licensed Product pursuant to this Agreement. Each Party shall furnish the other Party with a copy of such insurance policies.

                                   ARTICLE 16.
                               DISPUTE RESOLUTION

      16.1 DISPUTES. The Parties recognize that disputes as to certain matters may from time to time arise during the Term of this Agreement which relate to either Party's rights and/or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 16 if and when a dispute arises under this Agreement.

      Unless otherwise specifically recited in this Agreement, disputes among the Parties relating to material business, scientific or management issues arising out of this Agreement (other than issues for which either Party has sole and exclusive responsibility and control under this Agreement) shall first be presented to the [*****************] for resolution. If a majority of the members of the [*******************] cannot agree on a resolution to the issue within [****************] of being requested by a Party to resolve a dispute, such dispute shall be presented to the [*************] of FALK and of ALTUS, or their respective designee, for resolution. In the event that the chief executive officer of FALK and ALTUS, or their respective designees, cannot resolve the dispute within [*****************] of being requested by a Party to resolve a dispute then the following shall apply: In the event the dispute directly or indirectly relates to the clinical development of the Licensed Product, ALTUS shall have [*************************] with respect to such clinical development issues, notwithstanding anything in this Agreement to the contrary; provided, however, any such decisions shall be based on [*********************] that such decision is consistent with the objective of managing an effective and efficient Combined Phase III Clinical Trial that satisfies the development, regulatory and commercialization requirements of North America and the Territory and leverages the clinical development activities in both territories. If the dispute does not relate to the clinical development of the Licensed Product, either Party may, by written notice to the other, invoke the provisions of
Section 16.2 hereinafter.

      16.2 ARBITRATION. The Parties agree that any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination, performance or invalidity thereof, other than disputes relating to the clinical development of the Licensed Product, that cannot be resolved pursuant to Section
16.1 above shall be resolved through binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), except as modified herein. Each such arbitration shall be conducted before a penal of three independent experts with relevant business, financial, scientific or other experience based on the subject matter of the dispute. Each Party shall select

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

one arbitrator and the arbitrators so elected shall appoint the third arbitrator. In the event the arbitrators elected by the Parties cannot agree on the third arbitrator, an arbitrator with the aforementioned qualifications shall be selected by the AAA in accordance with the procedures set forth by the Commercial Arbitration Rules of the AAA. A reasoned arbitration decision shall be rendered in writing within thirty (30) days of the conclusion of the arbitration hearing and shall be binding and not be appealable to any court in any jurisdiction. The prevailing Party may enter such decision in any court having competent jurisdiction. Each Party must bear its own attorney's fees and associated costs and expenses. The arbitrators shall have the authority to grant specific performance and shall allocate costs between the Parties (excluding attorney's fees). Any such arbitration shall be held in Boston, Massachusetts. Nothing in this Article 16.2 shall be construed to limit or preclude a Party from bringing an action in any court of competent jurisdiction for injunctive or other equitable relief including an action for specific Performance to compel the other Party to perform its obligations under this Agreement.

                                   ARTICLE 17.
                                  MISCELLANEOUS

      17.1 ASSIGNMENT. This Agreement may not be assigned by either Party without the consent of the other, except that each Party may, without such consent, assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its Affiliates, wholly-owned subsidiaries, to any [***************************************************] to which this
Agreement pertains, or of all of its [************], or to any [******************] resulting from any [******************] of such Party with or into such corporation (collectively a [***********]) where such [***********] to a Party could reasonably be expected to satisfy that Party's obligations hereunder, provided, however, that in the case of an assignment to an Affiliate or a subsidiary, the assigning Party shall remain fully responsible for all of its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any attempt to assign any portion of this Agreement in violation of this Section 17.1 shall be void. Subject to the foregoing, any references to ALTUS and FALK hereunder shall be deemed to include the successors and permitted assigns thereof.

      17.2 LEGAL COMPLIANCE. Each Party shall comply in all material respects with all laws, rules and regulations applicable to the conduct of its business pursuant to this Agreement.

      17.3 FORCE MAJEURE. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by government action, war, terrorism, fire, explosion, flood, strike, lockout, embargo, act of God, or any other cause beyond the control and without the fault or negligence of the defaulting Party, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance. Such excuse shall continue as long as the condition preventing the performance continues. Upon cessation of such condition, the affected Party shall promptly resume performance hereunder. Each Party agrees to give the other Party prompt written notice of the occurrence of any such condition, the nature thereof, and the extent to which the affected Party will be unable to perform its obligations hereunder. Each Party further agrees to use all reasonable efforts to correct the condition as quickly as possible and to give the other Party prompt written notice when it is again fully able to perform its obligations.

      17.4 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

      17.5 NO RIGHT TO USE NAMES. Except as otherwise provided herein, no right, express or implied, is granted by either Party to the other to use in any manner the name "ALTUS," "FALK," "TheraCLEC," "ThereCLEC-Total," the "ALTUS" logo, the "Dr. FALK" logo, or any other trade name or trademark of ALTUS, FALK or their Affiliates in connection with the performance of the Agreement.

      17.6 Notices. All notices hereunder shall. be in writing and shall be deemed given if delivered personally or by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service with tracking service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof).

IF TO ALTUS TO:              ALTUS BIOLOGICS INC.
                             625 Putnam Avenue
                             Cambridge, MA. 02139
                             Attention: Richard Forrest, Esq.
                                        Corporate Counsel
                             Telecopy:  617-299-2999

WITH A COPY TO:              MINTZ LEVIN COHN FERRIS GLOVSKY AND POPEO, P.C.
                             666 Third Avenue New York, NY 10017
                             Attention: Richard G. Gervase, Esq.
                             Telecopy:  212-983-3115

IF TO FALK TO:               DR. FALK PHARMA GMBH
                             Leinenweberstrafie 5
                             Postfach 6529
                             79041 Freiburg
                             Germany
                             Attention: Ursula Falk, Managing Director
                             Telecopy:  + 49-761-1514-356

WITH A COPY TO:              HENNERKES, KIRCHDORFER & LORZ
                             (Attorneys at Law) Jahnstrale 43
                             D - 70597 Stuttgart
                             Attention: Dr. Rainer Lorz
                             Telecopy:  + 49-711-72 57 920

      17.7 WAIVER. Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party's rights or remedies provided in this Agreement.

      17.8 SEVERABILITY. If any term, covenant or condition of this Agreement or the application thereof to any Party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (a) the remainder of this Agreement, or the application of such term, covenant or condition to Parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (b) the Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

      17.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      17.10 AMBIGUITIES. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

      17.11 HEADINGS. All headings are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

      17.12 COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      17.13 ENTIRE AGREEMENT. This Agreement, including all Exhibits attached hereto, which are hereby incorporated herein by reference, sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes and terminates all prior agreements and understandings between the Parties. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties with respect to the subject matter hereof other than as set forth herein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.

      17.14 NO THIRD PARTY BENEFICIARY. Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any Third Party other than the Parties and their respective successors and permitted assigns.

                    [This space is intentionally left blank.]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

      IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their proper officers as of the date and year first above written.

ALTUS BIOLOGICS, INC.                   DR. FALK PHAMA GMBH

By: /s/ Peter Lanciano                  By: /s/ Ursula Falk
    -------------------------               -------------------------

Name: Peter Lanciano                    Name: Ursula Falk

Title: President & CEO                  Title: General director

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                    EXHIBIT A
                            LICENSED PRODUCT PATENTS

APPENDIX 1

COUNTY         SERIAL NO.     FILING DATE     STATUS     PATENT NO.   EXPIRES        ASSIGNEE
------         ----------     -----------     ------     ----------   -------        --------
[***]            [***]           [***]         [***]           --        --            [***]
[***]                                                                                  [***]
                                                                                       [***]
                                                                                       [***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***]            [***]           [***]         [***]           --        --            [***]
[***]                                                                                  [***]
[***]                                                                                  [***]
                                                                                       [***]

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***]            [***]           [***]         [***]        [***]      [***]           [***]
                                                                                       [***]
                                                                                       [***]
                                                                                       [***]

[***]            [***]           [***]         [***]        [***]      [***]           [***]
                                                                                       [***]
                                                                                       [***]
                                                                                       [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

COUNTY         SERIAL NO.     FILING DATE     STATUS     PATENT NO.   EXPIRES        ASSIGNEE
------         ----------     -----------     ------     ----------   -------        --------
[***]            [***]           [***]         [***]        [***]      [***]           [***]
                                                                                       [***]
                                                                                       [***]
                                                                                       [***]

[***]            [***]           [***]         [***]        [***]      [***]           [***]
                                                                                       [***]
                                                                                       [***]
                                                                                       [***]

[***]            [***]           [***]         [***]        [***]      [***]           [***]
                                                                                       [***]
                                                                                       [***]
                                                                                       [***]

[***]            [***]           [***]         [***]           --         --           [***]

[***]            [***]           [***]         [***]        [***]      [***]           [***]
                                                                                       [***]
                                                                                       [***]
                                                                                       [***]

[***]            [***]           [***]         [***]           --         --           [***]
                                                                                       [***]
                                                                                       [***]
                                                                                       [***]

[***]            [***]           [***]         [***]           --         --           [***]
                                                                                       [***]
                                                                                       [***]
                                                                                       [***]

[***]            [***]           [***]         [***]           --         --           [***]
                                                                                       [***]
                                                                                       [***]
                                                                                       [***]

[***]            [***]           [***]         [***]           --         --           [***]
[***]

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

COUNTY         SERIAL NO.     FILING DATE     STATUS     PATENT NO.   EXPIRES        ASSIGNEE
------         ----------     -----------     ------     ----------   -------        --------
[***]
[***]            [***]           [***]         [***]           --         --           [***]

[***]
[***]
[***]
[***]

[***]            [***]           [***]         [***]           --         --           [***]
[***]

[***]
[***]
[***]
[***]
[***]
[***]

[***]            [***]           [***]         [***]        [***]      [***]           [***]
                                                                                       [***]
                                                                                       [***]
                                                                                       [***]

[***]            [***]           [***]         [***]           --         --           [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                    Exhibit B
                                Development Plan

      The purpose of this Development Plan (Plan) is to provide guidance on how to define, organize and execute an effective path by which Altus and Falk will effectively achieve the development and commercialization of the TheraCLEC(TM)-Total Product. This Plan will be used to understand the role of Falk and Altus' management systems and to begin to discuss the format and contents of the Program along with the roles and responsibilities of both parties. The central themes of the Plan will include those elements that are critical to effective decision making and maximizing the long-term value of TheraCLEC(TM)-Total in the European Union.

      The Plan should be used by both Falk and Altus as a mechanism for effective communication and creating a clear understanding of each parties responsibilities. The Plan will capture, in a single place, timely information currently found across many independent documents. The contents, style and format of the Plan will evolve through the Steering Committee meetings. The current estimated clinical timelines, non-clinical costs, formulation costs, and Phase la and lb study synopsis and process development plans are outlined in Appendix 2. Updates to the Plan are expected to be coordinated with major milestones (e.g., Phase I, Phase II, Phase III clinical studies completion, etc.). Additional updates may also be synchronized with the cycle of the Steering Committee Team meetings. The Plan should have sections to present the essential elements of each major functional area's implementation strategy. The Plan should not be considered to be complete currently, but instead serve as a template for effective communication and planning.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

Phase I -

Falk Responsibilities -

Falk shall be responsible for providing input into the development of the Phase II clinical study protocol to ensure that the study design and regulatory aspects will be consistent with the European regulatory needs. Falk shall cooperate in good faith with Altus' request to support the regulatory process [***].

Altus Responsibilities -

Altus will be responsible for managing [***] the Phase I clinical trials. Altus will have responsibility for control and development including but not limited to formulating overall development plans, managing pre-clinical and non-clinical activities, making overall decisions regarding the priority and design of all clinical studies, managing the clinical team activities, management of regulatory activity, determination of priority with respect to seeking regulatory approvals. Altus will ensure that the clinical studies and data conform to the International Committee on Harmonization (ICH) Guidelines to enable the data to be transferable to a European Dossier submission. Altus will also be responsible for all non-clinical product development aspects required by the US Food and Drug Administration (FDA) and to ensure that these aspects will be applicable to the European Dossier. Altus shall be responsible for the scale up and manufacturing of the finished product for the clinical trials, and shall provide Falk with the current product profile and a Target Product Profile.

Altus shall be responsible for managing formulation development and market research for both the solid and liquid dosage forms and will seek input from the Steering Committee on development issues that pertain to formulation development, as appropriate. Altus shall be responsible for data collection of non-clinical studies, and shall provide all relevant data to Falk. Altus shall be responsible for filing the Orphan Drug Application and coordinating the approval process with the EMEA Committee for Orphan Medicinal Products. Altus shall be responsible for conducting all meetings, discussions, and routine telephone communications, with the FDA, the EMEA, or other regulatory authority related to clinical studies for all indications for TheraCLEC(TM)-Total. Altus will look to involve Falk in such communication and both parties will keep the Steering Committee Team apprised of all material communications with regulatory authorities.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

Post - Phase I -

Mutual Responsibilities -

Through the Steering Committee both companies will identify an integration process for the clinical and regulatory programs. Falk and Altus will use all resources to identify potential study investigators and thought leaders, for their participation in development meetings. Altus will begin the process for collaboration between Altus, Falk and the European Agency for the Evaluation of Medicinal Products. Altus and Falk will work together to identify a publication plan strategy. Altus will be responsible for all submission of data to regulatory authorities and peer-reviewed journals but will work with Falk to identify key participants for each Territory. Altus and Falk will work to evaluate and understand TheraCLEC(TM)-Total's key product audience, current and future competitors, and the promotional environment. These activities will assist in and provide the necessary information for [***] This analysis should include an evaluation of [***]. Both companies will collaborate to develop and share through the Steering Committee an effective Marketing/Business plan for their respective Territories, that will include: a [***].

Falk Responsibilities --

Falk shall work to identify potential clinical trial investigators and also to develop a plan for [***]. Falk shall work through the Steering Committee meetings to produce a Target Product Profile (to include a technical profile, clinical profile and items related to pharmaceutical form). Since [***] for the success of the clinical studies, [***] - Falk shall manage the [***] program process to [***]clinical development and market acceptance.

Altus Responsibilities --

Altus will be responsible for managing [***] the Phase II clinical trials. Altus will coordinate, as necessary, collaborative meetings between Altus, Falk and the EMEA Committee for Orphan Medicinal Products. Altus shall provide Falk with a list of key thoughts leaders from North America with whom it is coordinating the clinical development program. Altus shall use best efforts to make all necessary individuals available for program updates. Altus will continue development work on [***]for both the Phase III clinical studies and commercialization. Altus will be responsible for designing, managing [***] Phase II dose ranging studies for both the solid and liquid formulations. These Phase II studies will be compliant with the relevant ICH guidelines.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

Phase II -

Mutual Responsibilities -

Falk will work with Altus to identify the necessary Contract Research Organization (s) (CRO's) that will be used to conduct the Phase III clinical studies. Falk will be responsible for collection, management and execution of EU regulatory documentation and work closely with Altus in the control and execution of such documentation. Falk will work with Altus to identify [***]. Falk and Altus shall work to develop a [***].

Falk Responsibilities  -

Falk shall continue to identify target clinical sites and primary investigators for the Phase III clinical study. Falk shall also provide the necessary regulatory, medical, clinical, patient and logistical support for the advancement of the program into Phase III study leading to a successful European Dossier. Falk shall propose its initial recommended [***] strategy.

Altus Responsibilities -

Altus will be responsible for designing, coordinating [***] Phase III studies for [***]. Altus will continue development work on [***] for both the Phase III clinical studies and commercialization. These Phase III studies will be compliant with the relevant ICH guidelines. Altus shall [***].

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

Post - Phase II -

Mutual Responsibilities -

Altus and Falk shall use their best efforts to update each other on all market research, relevant marketing plans, training programs and promotional efforts during Steering Committee meetings. Using the data generated during the previous phase, both companies will update the Target Product Profile. Both companies will plan to develop an integrated market research and thought leader development program. To more effectively plan a targeted clinical program Falk and Altus shall provide an assessment of [***] for each of the respective Territories and discuss their findings with the Steering Committee to enable the design of a targeted [***] clinical program. Altus will work with Falk (and outside investigators) to design [***] Phase III clinical protocol, which [***]. Altus will ultimately be responsible to ensure that this protocol will be compliant with ICH guidelines. Both companies shall look to identify [***]. Both companies shall provide updates for [***] and strategy for post-Phase III. Falk and Altus will work to identify companies with potential packaging capabilities for the European Union. Falk and Altus will also work to develop a clinical trial materials forecast for the Phase III/IIIb trial. Falk and Altus shall identify a shipping mechanism for clinical sites in the European Union. Both parties shall develop an effective planning mechanism to best manage [***] Phase III clinical studies. The mechanism shall incorporate a relevant and timely centralized procedure for accumulating necessary clinical and regulatory information.

Falk Responsibilities -

Falk shall work to integrate all regulatory issues concerning clinical studies and packaging vendors into the overall regulatory plan. Falk shall update the marketing plan and [***]. Falk will update the thought leader development plan as needed. [***] using the results of the investigation should be made for the clinical and commercial phases of TheraCLEC(TM)-Total. Falk shall be responsible for recruitment of participating investigators, sites and patients.

Altus Responsibilities -

Altus shall update Falk during Steering Committee meetings on all relevant clinical, non-clinical and marketing activities and data. Altus will plan [***] to help develop the necessary information for the clinical and commercial programs. Altus will conduct an ICH compliant Phase III trial in North America and develop material supply to ensure that sufficient material can be provided for the Phase III study. Altus shall establish market research as it relates to [***]. Altus shall submit to the appropriate [***]. Altus will continue development work on the solid and liquid dosage forms for both the Phase III clinical studies and commercialization.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

Phase III -

Mutual Responsibilities

Falk and Altus will be responsible for coordinating and managing activities of the CROs and clinical sites. Altus and Falk shall use their best efforts to provide updates on all market research, relevant marketing plans, training programs and promotional efforts during Steering Committee meetings. Falk and Altus will work to more effectively define a Phase IIIb clinical study. Altus and Falk will work to identify and carry out a strategy for regulatory meetings to facilitate the EMEA approval process. Falk and Altus shall work to coordinate an [***] as it becomes necessary. Both companies shall update their marketing plans and coordinate logistics for an effective [***]. Altus and Falk shall provide updates on the marketing plans to the Steering Committees for review. Altus and Falk shall manage the Phase III regulatory documentation and provide updates as available on the progress of the study. Falk and Altus will work to begin the writing and submission planning of the European Dossier.

Falk Responsibilities -

Falk should complete the selection of a [***] so that all necessary regulatory requirements can be addressed and they may enter into an agreement with a [***] at this time. Falk shall provide updated forecasts on clinical material requirements. Falk shall continue to update the thought leader base. Falk shall submit a detailed annual plan for the commercialization of TheraCLEC(TM)-Total to the Steering Committee. Based on [***] and trademark filings, Falk shall obtain trademark approval for the Product trademark.

Falk shall be responsible for [***] of the Phase III study through the Phase III program committee. Falk's support of the studies shall include, but not be limited to CRO [***].

Altus Responsibilities -

Altus shall update Falk during Steering Committee meetings on all non-clinical protocols and activities. Altus shall be responsible for establishing a commercial manufacturing process for - and supply of - TheraCLEC(TM)-Total. The manufacturing process shall be [***] required to meet the [***] TheraCLEC(TM)-Total in [***]. Altus may choose to establish [***]. Altus shall be responsible for managing the European portion of the Phase III study through a Phase III Program Committee to be established by the Steering Committee. Altus responsibilities shall include, but not limited to protocol and CRO management, physician and patient reimbursement, physician and patient care, data collection, statistical support, coordination of clinical team activity and coordination of regulatory activities. Altus shall be responsible for the manufacture and testing of clinical material supply compliant with ICH Guidelines.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

Post - Phase III --

Mutual Responsibilities -

Falk will work with Altus to complete the writing and submission of the European Dossier. Altus and Falk shall use their best efforts to provide updates on all market research, relevant marketing plans, training programs and promotional efforts during Steering Committee meetings. Using the data generated during the previous phase, both companies should update the Target Product Profile. Altus and Falk shall provide each other 3 copies of each marketing, promotional and training piece, and shall establish a mechanism by which a [***] is established that can serve as an effective mechanism for promotional material efforts. Falk will work with Altus to determine the [***]. Both companies shall determine how [***]. Falk and Altus shall provide the Steering Committee a pre-launch and launch plan so that both companies can integrate data and resources.

Falk Responsibilities -

Falk shall complete and enter into an agreement with a [***]. Falk shall finalize [***] that it plans on seeking through the regulatory authorities. Falk shall coordinate country-to-country regulatory, distribution and [***] requirements. Near, mid and long term forecasts for the commercial phase of TheraCLEC(TM)-Total shall be made using the results of the Phase III investigation. A [***] should be provided that is updated on a [***] basis. Falk will maintain a record of all non-medical and medical related complaints and will notify Altus of any complaint in a sufficient time to allow Altus to comply with any regulatory requirements it may have with respect to such complaints. Falk shall have responsibility for the commercialization and marketing of TheraCLEC(TM)-Total in Europe. The responsibilities include but not limited to handling, packaging and shipment of commercial product, designing and implementing all product launch, promotion, marketing and sales activities, booking sales, handling all returns, handling all aspects of order processing, [***] receivables, providing customer medical information, collection of data of sales to hospitals and other end users, distribution, inventory, and warehousing. Consistent with regulatory requirements Falk will be responsible for paying all packaging, distribution, sales and marketing, and collection costs for TheraCLEC(TM)-Total. Falk may be asked to perform [***] post-marketing commitments necessary for approval. Falk shall keep books of accounts containing all particulars that may be necessary for the purpose of calculating royalties payable to Altus. For the first [***] months after launch Falk shall provide [***] sales updates.

Altus Responsibilities -

Altus shall make all data available to Falk for reference and launch preparation activities in the Territory. Altus shall update Falk during Steering Committee meetings on all clinical, non-clinical and marketing activities. Altus will maintain a record of all non-medical and medical related complaints and will notify Falk of any relevant complaint in a sufficient time to allow Falk to comply with any regulatory requirements. Altus will plan [***] to help develop necessary information for the clinical and commercial programs. Altus shall be required to develop a [***]. Based on regulatory requirements Altus may be asked to perform [***] commitments necessary for approval. As soon as practicable after completion of the Phase III clinical study, Altus will enter into a [***] of commercial supplies of TheraCLEC(TM)-Total for use in the Field in the Territory. Altus shall also ensure that a second source exists for the manufacture and supply of TheraCLEC.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

APPENDIX 2 -- ESTIMATED DEVELOPMENT PLAN

      A.    ESTIMATED CLINICAL TIMELINE (OCTOBER 25, 2002)

                                     START        FINISH
                                     -----        ------
PHASE 1a TESTING
         [***]                       [***]        [***]
         [***]                       [***]        [***]
PHASE 1b STUDY
         [***]                       [***]        [***]
         [***]                       [***]        [***]
         [***]                       [***]        [***]
PHASE II STUDY -CAPSULE TESTING
         [***]                       [***]        [***]
         [***]                       [***]        [***]
PHASE II STUDY - LIQUID
         [***]                       [***]        [***]
         [***]                       [***]        [***]
PHASE III STUDY -TABLET              [***]        [***]
PHASE IV STUDY - TABLET              [***]        [***]
PHASE III STUDY - LIQUID             [***]        [***]
PHASE III STUDY - LIQUID             [***]        [***]
REGULATORY
         [***]                       [***]        [***]
         [***]                       [***]        [***]
         [***]                       [***]        [***]
         [***]                       [***]        [***]
         [***]                       [***]        [***]
         [***]                       [***]        [***]
         [***]                       [***]        [***]

      B.    NON-CLINICAL STUDY COST ESTIMATES (OCTOBER 25, 2002)

NONCLINICAL STUDIES
         [***]                       [***]        [***]      [***]
         [***]                       [***]        [***]      [***]
         [***]                       [***]        [***]      [***]
         [***]                       [***]        [***]      [***]
         [***]                       [***]        [***]      [***]
         [***]                       [***]        [***]      [***]
         [***]                       [***]        [***]      [***]
         [***]                       [***]        [***]      [***]
         [***]                       [***]        [***]      [***]
TOTAL NONCLINICAL STUDIES                                    [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

      C. ESTIMATED FORMULATION DEVELOPMENT / CLINICAL TRIAL MATERIAL DEVELOPMENT COSTS (OCTOBER 25, 2002)

FORMULATION DEVELOPMENT/CLINICAL TRIAL MATERIAL
[***]                                                    $    [***]

[***]                                                    $    [***]

[***]                                                    $    [***]

[***]                                                    $    [***]

[***]                                                    $    [***]

[***]                                                    $    [***]

TOTAL FORMULATION DEVELOPMENT/CLINICAL TRIAL MATERIAL    $    [***]
                                                         ----------

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

      D.    PROTOCOL SYNOPSIS PHASE 1a


TITLE                              open-label safety and tolerability study of
                                   oral TheraCLEC(TM)-total in health volunteers
PHASE                              1
INDICATION                         [***]
OBJECTIVE                          [***]
STUDY DESIGN                       [***]
NUMBER AND DESCRIPTION OF SUBJECTS [***]
SUBJECT CRITERIA                   [***]
EXCLUSION CRITERIA                 [***]
LENGTH OF STUDY                    [***]
INVESTIGATIONAL                    -    [***]  [***]  [***]  [***]  [***] [***]
PRODUCT                                        [***]  [***]  [***]  [***] [***]
Medication Strength                            [***]  [***]  [***]  [***] [***]

Route

Dose Levels

Regimen

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

EVALUATIONS                               -        [***]
SCREENING
                                          -        [***]
                                          -        [***]
                                          -        [***]
                                          -        [***]
                                          -        [***]
                                          -        [***]
BASELINE ([***])                          -        [***]
ENROLLMENT ([***])                        -        [***]
TREATMENT PHASE                           -        [***]
                                ([***])   -        [***]
                                          [***]
                                          [***]
                           [***]([***])   [***]
                                 [***]    -        [***]
                                ([***])
STATISTICAL EVALUATIONS
                                  SAFETY  [***]

      E.    PROTOCOL SYNOPSIS PHASE 1b

TITLE                                    [***]
INDICATION                               [***]
OBJECTIVES                               PRIMARY:
                                         -        [***]
                                         SECONDARY:
                                         -        [***]
                                         -        [***]
                                         -        [***]
                                         -        [***]
STUDY DESIGN                             [***]
DRUG DOSAGE                              [***]
                                         [***]
                                         [***]
                                         [***]
                                         [***]
SAMPLE SIZE                              [***]
SUBJECT SELECTION                        [***]
OUTCOMES                                 [***]
                                         [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

      F.    ESTIMATED YEARLY CLINICAL DEVELOPMENT COSTS (OCTOBER 25, 2002)

                           2002       2003        2004       2005      2006      2007
                           ----       ----        ----       ----      ----      ----
PHASE 1a STUDY             [***]
PHASE 1b STUDY             [***]      [***]
PHASE II STUDY-CAPSULE                [***]       [***]
PHASE H STUDY- LIQUID                 [***]       [***]
PHASE III STUDY- TABLET                           [***]      [***]     [***]
PHASE IV STUDY- TABLET                                                 [***]     [***]
PHASE III STUDY- LIQUID                           [***]      [***]     [***]
PHASE IV STUDY- LIQUID                                                 [***]     [***]
TOTAL                      [***]      [***]       [***]      [***]     [***]     [***]

      G.    PROCESS DEVELOPMENT PLAN (OCTOBER 25, 2002)

                                    [***]

    [***]           [***]           [***]                    [***]
                                                 [***]

  [***]       [***]        [***]       [***]                 [***]

                                  DOCUMENTATION

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                    EXHIBIT C
                   DEVELOPMENT COSTS AND PRODUCT LAUNCH COSTS

C.1   FALK DEVELOPMENT COSTS.

      FALK shall be responsible for paying all FALK Development Costs. "FALK Development Costs" shall mean all Direct Costs (as defined below), and [***] of all Indirect Costs (as defined below), incurred after the Effective Date of the Agreement through the date of expiration or termination hereof. For the purposes hereof, "Direct Costs" shall mean [***] costs, fees and expenses incurred by ALTUS or FALK that are primarily related to (x) the portion [***] Direct Costs include, but are not limited to, the costs, fees and expenses associated with [***] [***] "Indirect Costs"shall mean [***] costs, fees and expenses (including the European and non-European Portion of such costs, fees and expenses) by ALTUS or FALK (other than Direct Costs) related to [***] Indirect Costs [***] Notwithstanding the foregoing, the Parties agree that Direct Costs and Indirect Costs shall [***] The Steering Committee shall have the authority to determine whether particular costs, fees and expenses are to be considered Direct Costs or Indirect Costs for the purposes of this Agreement. The Clinical Supplies supplied by ALTUS to FALK for use in the development of the Licensed Product, shall be charged [***] Notwithstanding the foregoing, to the extent that more than [***] of the participants enrolled in a [***] are European participants (the number of European participants in [***]being hereafter referred to as the [***] shall be responsible for [***] to the extent such [***] would not have been [***] Direct Costs but for the fact that such [***] were included in the [***] Notwithstanding the foregoing, to the extent that more than [***] of the participants enrolled in a [***] are participants in the non-European portion of [***] (the number of non-European participants in [***] being hereafter referred to as the [***] shall be responsible for [***] to the extent such [***] would have been included in [***] but for the fact that such [***] Direct Costs were included in the [***]

C.2   FALK MARKETING COSTS.

      FALK shall be responsible for paying all FALK Marketing Costs. "FALK Marketing Costs" shall mean all direct and indirect costs [***].

      In addition, FALK, through the Falk Foundation e.V., shall organize [***].

C.3   ALTUS DEVELOPMENT COSTS.

      ALTUS shall be responsible for paying all ALTUS Development Costs. "ALTUS Development Costs" shall mean all direct and indirect costs attributable to the following activities with respect to the Licensed Product in the Field in the Territory incurred after the Effective Date of the Agreement but before the date of expiration or termination of the Agreement:

      (i)      [***];

      (ii)     [***];

      (iii)    [***];

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

      (iv)     [***];

      (v)      [***];

      (vi)     [***];

      (vii)    [***]; and

      (vii)    [***].

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                    EXHIBIT D
               INITIAL STEERING COMMITTEE MEMBERS/GENERAL MANAGERS

ALTUS

1.  [***]
2.  [***]
3.  [***]

FALK

1. (General Manager)
2.
3.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

APPENDIX 1

TERRITORY

1. EUROPE                                      2. EUROPE (CONTINUED)
Andorra
Albania                                        Russia (including CIS countries)
Austria                                                     Armenia
Belgium                                                     Aserbaidschan
Bosnia-Herzegovina                                          Belarus
Bulgaria                                                    Georgia
Croatia                                                     Kazakhstan
Cyprus                                                      Kirgisistan
Czech Republic                                              Moldova
Denmark                                                     Russian Federation
Estonia                                                     Tadschikistan
Finland                                                     Turkmenistan
France                                                      Ukraina
Germany                                                     Uzbekistan
Gibraltar                                      Slovak Republic
Greece                                         Slovenia
Hungary                                        Spain
Ireland                                        Sweden
Iceland                                        Switzerland
Italy                                          Turkey
Latvia                                         United Kingdom
Liechtenstein                                  Republic of Yugoslavia
Lithuania
Luzembourg
Republic of Macedonia
Malta
Monaco                                         2. MIDDLE EAST
Netherlands                                    Egypt
North Ireland                                  Israel
Norway
Poland
Portugal
Romania

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                  Schedule 8.2

                       Vertex Pharmaceuticals Incorporated
                               130 Waverly Street
                               Cambridge, MA 02139

                                                              December ___, 2002

Dr. Falk Pharma GmbH
Leinenweberstra(beta)e 5
79041 Freiburg Germany

Ladies and Gentlemen:

      Reference is made to that certain Development, Commercialization and Marketing Agreement between Altus Biologics Inc., a Delaware corporation ("Altus"), and Dr. Falk Pharma GmbH a German corporation ("Falk"), of even date herewith, a copy of which is attached hereto as Exhibit A (the "Commercialization Agreement"), and to that certain Technology License Agreement between Vertex Pharmaceuticals Incorporated, a Massachusetts corporation ("Vertex"), and Altus, dated as of February 1, 1999 (the "License Agreement"). The Commercialization Agreement as referenced in this letter shall refer to the terms of the agreement set forth on Exhibit A, and not to any other terms contained in any future alterations or amendments of that Agreement.

      Vertex hereby agrees [***].

      This Agreement shall be interpreted under the laws of the Commonwealth of Massachusetts applicable to contracts performed therein. This Agreement sets forth the entire understanding between the parties and supersedes any prior agreements or understandings, whether written or oral, and may not be modified except in writing, signed by both Vertex and Falk.

                                    Sincerely yours,

                                    VERTEX PHARMACEUTICALS
                                    INCORPORATED, a Massachusetts corporation

                                    By:___________________________________

                                    Its:__________________________________

                                    Agreed and Accepted,

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                    FALK:

                                    DR. FALK PHARMA GMBH, a German corporation

                                    By:____________________________________

                                    Its:___________________________________

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

Exhibit A

Development, Commercialization and Marketing Agreement

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                Schedule 12.1(f)
                   Trademarks Relating to the Licensed Product

ALTUS
ALTUS BIOLOGICS
CLEC
THERACLEC
THERACLEC-TOTAL

                              Trademark Litigation

ALTUS has filed a lawsuit against a company named "Altus Medical, Inc." ("AMI") for trademark infringement of ALTUS' trademarks. A Settlement Agreement was signed on December 18, 2002, pursuant to which [***].

                                Schedule 12.1(g)

                                  Subsidiaries

Altus Biocatalysis Inc.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.